UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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WADDELL & REED ADVISORS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WADDELL & REED ADVISORS FUNDS

6300 Lamar Avenue

Overland Park, Kansas 66202

A Message from the President of the Waddell & Reed Advisors Funds to all Shareholders of each of its series

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of one or more series (each, a “Fund,” and collectively, the “Funds”) of the Waddell & Reed Advisors Funds (the “Trust”) at a special meeting of shareholders of the Funds to be held on May 15, 2017 at [            ] Central Time, at the offices of the Trust, 6300 Lamar Avenue, Overland Park, Kansas 66202 (the “Meeting”). The purpose of the Meeting is to vote upon the following proposals affecting the Funds (each, a “Proposal” and collectively, the “Proposals”):

•	To amend the Trust’s Amended and Restated Agreement and Declaration of Trust.

•	To update certain of the Funds’ fundamental investment restrictions.

•	To amend the Trust’s Investment Management Agreement to permit the use of sub-advisers.

•	To approve a “manager of managers” structure for each Fund.

•	To elect eleven trustees to the Board of Trustees of the Trust.

•	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR, each Proposal and FOR each nominee to the Board of Trustees.

Detailed information about the Proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, D.F. King & Co., Inc. (“DF King”), may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the Proposals or the voting instructions, you may call DF King at (800) 821-8781 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment with the Funds.

Sincerely,

Philip J. Sanders

President

[            ], 2017

WADDELL & REED ADVISORS FUNDS

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each series (each, a “Fund,” and collectively, the “Funds”) of the Waddell & Reed Advisors Funds (the “Trust”) will be held on May 15, 2017 at [            ], Central Time, at the offices of the Trust, 6300 Lamar Avenue, Overland Park, Kansas 66202 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposals (each, a “Proposal” and collectively, the “Proposals”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

	Proposal	Shareholders Entitled to Vote
(1)	To amend the Trust’s Amended and Restated Agreement and Declaration of Trust.	Shareholders of all Funds will vote collectively as a single class

(2)	To update certain of the Funds’ fundamental investment restrictions, as follows:

	2A: To amend the fundamental investment restriction with respect to borrowing money and issuing senior securities.	Shareholders of each Fund, voting separately

	2B: To amend the fundamental investment restriction with respect to underwriting.	Shareholders of each Fund, voting separately

	2C: To amend the fundamental investment restriction with respect to lending.	Shareholders of each Fund, voting separately

	2D: To amend the fundamental investment restriction with respect to real estate.	Shareholders of each Fund, voting separately

	2E: To amend the fundamental investment restriction with respect to commodities.	Shareholders of each Fund, voting separately

	2F: To amend the fundamental investment restriction with respect to concentration of investments.	Shareholders of each Fund (except Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Cash Management), voting separately

	2G: To amend the fundamental investment restriction with respect to industry concentration.	Shareholders of Waddell & Reed Advisors Energy Fund

	2H: To amend the fundamental investment restriction with respect to industry concentration.	Shareholders of Waddell & Reed Advisors Science and Technology Fund

	2I: To amend the fundamental investment restriction with respect to industry concentration.	Shareholders of Waddell & Reed Advisors Cash Management

	2J: To amend the fundamental investment restriction with respect to investment in municipal securities.	Shareholders of each of Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund, voting separately

(3)	To amend the Trust’s Investment Management Agreement to permit the use of sub-advisers.	Shareholders of each Fund will vote separately

(4)	To approve a “manager of managers” structure for each Fund.	Shareholders of each Fund will vote separately

(5)	To elect eleven trustees to the Board of Trustees of the Trust.	Shareholders of all Funds will vote collectively as a single class on the election of each nominee

The Board of Trustees (the “Board”) of the Trust has approved, and unanimously recommends that you vote FOR, each Proposal and each nominee to the Board.

The Proposals referred to above are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning each Proposal.

The person(s) named as proxy will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Funds present in person or by proxy at the Meeting or an adjournment thereof. The person(s) named as proxy will vote “FOR” any such adjournment those proxies which he or she is entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the Proposal.

Shareholders of record at the close of business on March 24, 2017 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. However, if you cannot be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Please contact our proxy solicitor, D.F. King & Co., Inc., if you plan to attend the Meeting by calling (800) 821-8781. You may also speak to a representative, who can assist you with any questions, by calling (800) 821-8781. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

Your vote is important to us. Thank you for taking the time to consider these Proposals.

By Order of the Board of Trustees of

the Waddell & Reed Advisors Funds

Philip J. Sanders

President

[            ], 2017

IF YOU HOLD SHARES IN MORE THAN ONE FUND, YOU MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND THAT YOU OWN. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

WADDELL & REED ADVISORS FUNDS

6300 Lamar Avenue

Overland Park, Kansas 66202

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

Below is a brief overview of the Proposals in the proxy statement, set forth in “Question and Answer” format to help you understand and vote on the Proposals. However, we strongly encourage you to read the full text of the enclosed proxy statement and keep it for future reference.

Q:	Why am I receiving the Proxy Statement?

A:

You are receiving these proxy materials – a booklet that includes the proxy statement and the accompanying proxy card – because you have the right to vote on important Proposals concerning your investment in the Funds. The enclosed proxy card(s) indicate each Fund in which you hold shares and the Proposal you are being asked to approve.

Q:	What are the Proposals being considered at the Meeting?

A:	At the Meeting, shareholders of each Fund are being asked to:

(1)	To amend to the Trust’s Amended and Restated Agreement and Declaration of Trust.

(2)	To update certain of the Funds’ fundamental investment restrictions.

(3)	To amend the Trust’s Investment Management Agreement to permit the use of sub-advisers.

(4)	To approve a “manager of managers” structure for each Fund.

(5)	To elect eleven trustees to the Board of Trustees (the “Board”) of the Trust.

Q:	Why am I being asked to vote on these Proposals?

A:	The Proposals require shareholder approval. The Board has approved each Proposal, believes each is in shareholders’ best interests and recommends that you approve them.

Proposal 1: To Amend to the Trust’s Amended and Restated Agreement and Declaration of Trust

Q:	What changes are being proposed?

A:

The Proposal is intended to make certain changes to the Trust’s Amended and Restated Declaration of Trust (the “Declaration”). These changes include amending provisions in the Declaration relating to (i) shareholder voting power, (ii) amendments to the Declaration, (iii) changes to outstanding shares that might be materially adverse to shareholders and (iv) the status of redeemed shares.

Q:	Why is management proposing these changes?

A:

The changes would provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ interests without causing the Funds to incur the delay and expense of soliciting shareholder approval except as required by applicable law. The Board believes that the changes to the Declaration would make the administration of the Trust more efficient and cost-effective, and provide greater flexibility for the operations of the Trust. The proposed changes are designed to enable the Trust to take full advantage of the flexibility conferred by Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”).

Q:	How will the proposed changes impact me as a shareholder?

A:

The proposed amendments would not alter the Trustees’ existing obligations to act in the interests of the Trust and its shareholders. The proposed amendments also would not remove any of the shareholder protections required by current federal and state law.

Proposal 2: To Update Certain of the Funds’ Fundamental Investment Restrictions

Q:	Why is management proposing these changes?

A:

The Proposal is intended to modernize these investment restrictions to reflect current law and to increase the investment flexibility of the Funds. The Funds would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objectives, strategies and policies expressed in the Funds’ registration statement, which may be changed by the Board from time to time. However, should shareholders approve a change to a fundamental investment restriction, the Funds also would be able to be managed to the extent permitted by interpretations of the 1940 by the courts or by the staff of the U.S. Securities and Exchange Commission (“SEC”). This change would permit increased flexibility to the Funds in accordance with current SEC guidance or other rule interpretations.

Q:	What effect will the proposed changes to the fundamental investment restrictions have on the Funds?

A:

No material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

Proposal 3: To Approve an Amendment to the Investment Management Agreement

Q:	What are shareholders being asked to do?

A:

Shareholders of each Fund are being asked to vote in favor of an amendment to the Investment Management Agreement between Waddell & Reed Investment Management Company (“WRIMCO”), the Funds’ investment adviser, and the Trust, on behalf of each Fund.

Q:	What is the proposed amendment?

A:

The current terms of the Investment Management Agreement do not provide the ability for WRIMCO to delegate certain of its duties under that agreement to one or more sub-advisers. As explained below in Proposal 4, management seeks to rely on an order it and the Trust have obtained from the Securities and Exchange Commission that grants relief from certain provisions of the 1940 Act that otherwise would require a shareholder vote to appoint a sub-adviser or amend a sub-advisory agreement. However, management currently cannot rely on that order because the Investment Management Agreement does not contemplate the ability for WRIMCO to appoint a sub-adviser, whether pursuant to a manager of managers arrangement or pursuant to shareholder approval. By approving an amendment to the advisory agreement, shareholders would allow WRIMCO to appoint sub-advisers to oversee the Funds (and, if Proposal 4 is approved, to so appoint them without the need for a shareholder meeting for unaffiliated sub-advisers).

If shareholders approve this Proposal but do not approve Proposal 4, WRIMCO may hire sub-advisers and/or amend sub-advisory agreements, but such actions would remain subject to prior shareholder approval.

Q:	How does the amended Investment Management Agreement differ from the current form of that Agreement?

A:

The Proposal to amend the Investment Management Agreement does not seek to change any other terms of the Agreement, other than non-material and grammatical changes in the text of the Agreement. Except for the addition of a clause permitting the hiring of sub-advisers, the terms of the amended Agreement are similar in all material respects to the terms of the Agreement in its current form. A form of the proposed Agreement, as amended, is included as an appendix to the proxy statement.

Proposal 4: To Adopt a “Manager of Managers” Arrangement

Q:	What is a “manager of managers” arrangement?

A:

Under the provisions of the 1940 Act, the appointment of a sub-adviser or an amendment to a sub-advisory agreement requires a shareholder vote. An advisory structure commonly referred to as a “manager of managers” arrangement permits a fund’s investment adviser to enter into or amend sub-advisory agreements with sub-advisers with Board approval, but without shareholder approval. The use of a “manager of managers” arrangement is subject to the SEC issuing an exemptive order, which the Trust and WRIMCO previously have received. However, for a Fund to have the ability to use the manager of managers arrangement, shareholders of such Fund must approve the arrangement.

Q:	What is the purpose of a “manager of managers” arrangement?

A:

The arrangement would provide flexibility for the Funds to enter into or materially amend agreements with sub-advisers without obtaining prior shareholder approval, which may result in cost savings (from not having to incur solicitation and other expenses associated with seeking shareholder approval). Shareholders will receive an information statement about the sub-adviser and sub-advisory agreement, among other things.

Proposal 5: To Elect Eleven Trustees to the Board of the Trust

Q:	What are shareholders being asked to do?

A:

You are being asked to elect eleven nominees to serve as trustees on the Board. Ten of the nominees currently are members of the Board; each (other than Mr. Henry J. Herrmann) is considered an independent Trustee. In addition, Mr. Philip J. Sanders, the current president of the Trust, has been nominated to serve as a Trustee. If shareholders elect Mr. Sanders, he will serve on the Board as an “interested” trustee because he is the Chief Executive Officer of WRIMCO.

Q:	Why am I being asked to elect the Trustees?

A:

The 1940 Act requires that at least a majority of an investment company’s board members be elected by its shareholders. In addition, the 1940 Act allows trustees to fill a vacancy on the board if, after filling the vacancy, at least two-thirds of its board members have been elected by shareholders. The composition of the Board changed effective January 1, 2017, when several new Trustees were appointed by the Board without shareholder votes.

Although the Funds are not currently required to ask shareholders to elect Trustees because the applicable board composition requirements are satisfied, the Board believes that it is in the best interests of the Funds’ shareholders for the Board to be composed of elected Trustees. In addition, the Board currently is unable to appoint a new Trustee to fill a vacancy (should one arise) because, in such event, the number of Trustees elected by shareholders would not meet the requirement of the 1940 Act. Thus, the election by shareholders of all of the Trustees will provide flexibility in the future for the Board to appoint additional new members who could replace retired Trustees and also bring new skills or experiences to the Board, without incurring the expense of holding other shareholder meetings.

Voting and Other Matters

Q:	Will my Fund have to pay any fees or expenses in connection with the Proposals?

A:

The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by both WRIMCO and the Funds, with WRIMCO bearing one-third of the total expenses and the Funds bearing two-thirds. [Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the Proxy Statement, also will be borne by WRIMCO and the Funds as stated above.]

Q:	How does the Board suggest I vote?

A:	After careful consideration, the Board has unanimously approved each Proposal contained in the proxy statement and recommend that you vote “FOR” each Proposal and “FOR” each nominee to the Board.

Q:	How can I vote my proxy?

A:

Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q:	Whom should I call for additional information about the proxy statement?

A:	If you need more information, or have any questions about voting, please call D.F. King & Co., Inc. at (800) 821-8781 or your financial advisor.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

PROXY STATEMENT

for

each series of

WADDELL & REED ADVISORS FUNDS

6300 Lamar Avenue

Overland Park, Kansas 66202

Dated [                ], 2017

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2017

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Waddell & Reed Advisors Funds (the “Trust”), on behalf of each of its series listed on Appendix A (each, a “Fund,” and collectively, the “Funds”), to be voted at the special meeting of shareholders of the Funds to be held on May 15, 2017 at [    ] (Central Time) at the offices of the Trust, 6300 Lamar Avenue, Overland Park, Kansas 66202, and at any adjournments or postponements thereof (the “Meeting”).

The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Meeting of Shareholders. The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first mailed to shareholders of the Funds on or about [            ], 2017.

Proposals/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders of the Funds to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), each of which are described more fully below:

Shareholders Entitled to Vote
Proposal 1:	To amend the Trust’s Amended and Restated Agreement and Declaration of Trust.	Shareholders of all Funds will vote collectively as a single class

Proposal 2:	To update certain of the Funds’ fundamental investment restrictions, as follows:

	Proposal 2A: To amend the fundamental investment restriction with respect to borrowing money and issuing senior securities.	Shareholders of each Fund, voting separately

	Proposal 2B: To amend the fundamental investment restriction with respect to underwriting.	Shareholders of each Fund, voting separately

	Proposal 2C: To amend the fundamental investment restriction with respect to lending.	Shareholders of each Fund, voting separately

	Proposal 2D: To amend the fundamental investment restriction with respect to real estate.	Shareholders of each Fund, voting separately

	Proposal 2E: To amend the fundamental investment restriction with respect to commodities.	Shareholders of each Fund, voting separately

	Proposal 2F: To amend the fundamental investment restriction with respect to concentration of investments.	Shareholders of each Fund (except Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Cash Management), voting separately

	Proposal 2G: To amend the fundamental investment restriction with respect to industry concentration.	Shareholders of Waddell & Reed Advisors Energy Fund

	Proposal 2H: To amend the fundamental investment restriction with respect to industry concentration.	Shareholders of Waddell & Reed Advisors Science and Technology Fund

	Proposal 2I: To amend the fundamental investment restriction with respect to industry concentration.	Shareholders of Waddell & Reed Advisors Cash Management

	Proposal 2J: To amend the fundamental investment restriction with respect to investment in municipal securities.	Shareholders of each of Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund, voting separately

Proposal 3:	To amend the Trust’s Investment Management Agreement to permit the use of sub-advisers.	Shareholders of each Fund, voting separately

Proposal 4:	To approve a “manager of managers” structure for each Fund.	Shareholders of each Fund, voting separately

Proposal 5:	To elect eleven trustee nominees to the Board of the Trust.	Shareholders of all Funds will vote collectively as a single class on the election of each nominee

The Board has unanimously approved, and recommends that you vote FOR, each Proposal and FOR each nominee to the Board.

Shareholders of record of the Funds as of the close of business on March 24, 2017 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting are set forth herein.

The Meeting will be held at the offices of the Trust, 6300 Lamar Avenue, Overland Park, Kansas 66202. Shareholders who are eligible to vote and who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for a Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

PROPOSAL 1

TO AMEND THE TRUST’S AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

Introduction

The Trust is organized as a Delaware statutory trust under Delaware law. The operations of the Trust are governed by its Amended and Restated Agreement and Declaration of Trust (the “Existing Declaration of Trust”) and its Amended and Restated By-laws (the “Existing By-laws”). The Board is recommending that shareholders approve certain amendments to the Existing Declaration of Trust as described below, each of which is set forth in an amendment to the Existing Declaration of Trust proposed to be adopted by the Trust (the “Declaration of Trust Amendment”). The Declaration of Trust Amendment is included herein as Appendix B. The discussion below regarding the amendments is qualified in its entirety by reference to the Declaration of Trust Amendment.

Purpose and Potential Impact of the Proposal

The proposed amendments to the Existing Declaration of Trust are designed to enable the Trust to take full advantage of the flexibility conferred by Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”). The proposed changes also are intended to simplify the administration of the Trust and to provide greater flexibility for the operations of the Trust. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner for the benefit of shareholders. Among other changes, the proposed changes to the Existing Declaration of Trust will provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ interests without causing a Fund to incur the delay and expense of soliciting shareholder approval, except as required by applicable law. For example, the proposed amendments would give the Trustees the flexibility, in certain circumstances, to amend the terms of the Existing Declaration of Trust without incurring the cost and delay of a shareholder meeting. Accordingly, it is expected that the Declaration of Trust Amendment will save shareholders the considerable expense associated with future shareholder meetings.

In addition, the differences between the Existing Declaration of Trust and the declarations of trust of other funds managed by Waddell & Reed Investment Management Company (“WRIMCO” or “the Adviser”), the Funds’ investment adviser, and WRIMCO’s affiliates create certain potential inefficiencies in the operation of the Trust that can be disadvantageous to the Trust and its shareholders and increase the risk of error.

Importantly, the Declaration of Trust Amendment would not alter the Trustees’ existing obligations to act in the interests of the Trust and its shareholders and would not remove any of the shareholder protections required by current federal and state law. The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and certain mergers or reorganizations of a fund with an affiliated party. Shareholders will retain all of these voting rights under the Trust’s Existing Declaration of Trust, as amended by the Declaration of Trust Amendment. The Declaration of Trust Amendment will not change the investment objective or investment strategies of any Fund.

Set forth below is additional information about the specific changes included in the Declaration of Trust Amendment.

Proposed Change to Amendment Provisions

Shareholders are being asked to approve amendments to the Existing Declaration of Trust that would expand the instances where Declaration of Trust amendments could be made with Board approval, but without shareholder approval. Under the Existing Declaration of Trust, shareholders have the authority to vote on any amendments (i) that would affect the voting rights of shareholders (as granted in Article V of the Existing Declaration of Trust), (ii) to the section of the Existing Declaration of Trust that governs amendments, (iii) required to be approved by shareholders by law or by the Trust’s registration statement, or (iv) that are submitted to shareholders by the Trustees in their sole discretion.

The proposed changes to the Existing Declaration of Trust’s amendment procedures would permit the Trustees to amend the Declaration of Trust without shareholder approval except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act.

In addition, under the Existing Declaration of Trust, any amendment requires the approval of a majority of the Trustees and 70% of the independent Trustees present at a duly called meeting of Trustees. The proposed changes to the Existing Declaration of Trust’s amendment procedures would permit the Trustees to amend the Declaration of Trust by vote of a majority of the Trustees then holding office.

The proposed changes therefore would expand the Trustees’ current authority to amend the Declaration of Trust without obtaining a shareholder vote. The proposed changes are designed to give the Trustees more authority to react quickly to future contingencies, changes to applicable law or other changes, and to take action without requiring the Trust to incur the time and expense of soliciting shareholder approval. (Section 8.4 of the Declaration of Trust Amendment shows the proposed changes.)

Proposed Change to Provisions Regarding “Materially Adverse” Changes

Shareholders are being asked to approve the removal of a requirement in the Existing Declaration of Trust that shareholders must approve any changes to outstanding shares (which may include amendments to the Declaration of Trust) that are materially adverse to the shareholders of such shares. The Existing Declaration of Trust grants the Trustees full power and authority, in their sole discretion (without shareholder approval), among other things, to fix the preferences, voting powers, rights, duties and privileges of each series (or class thereof) of the Trust. In addition, the Trustees may limit or change such preferences, voting powers, rights, duties and privileges; however, the Trustees must first obtain shareholder approval of any such change to outstanding shares (which may include amendments to the Declaration of Trust) that would adversely affect to a material degree the shareholders of such shares. The Declaration of Trust Amendment would eliminate that shareholder vote requirement, thereby permitting the Trustees to make any amendment (without regard to whether it is “materially adverse”) without a shareholder vote, unless such a vote is required under federal law. (Section 3.1 of the Declaration of Trust Amendment shows the proposed changes.)

Under the Existing Declaration of Trust, it often is difficult to determine when an amendment would impact shareholders in a “materially adverse” manner such that it would require a shareholder vote. The adoption of this provision is intended to provide the Trustees with greater flexibility to react more quickly to changes in competitive and regulatory conditions, as well as to provide clarity and reduce costs by possibly eliminating the need for shareholder votes in certain circumstances. Shareholders will continue to benefit from the rights and protections afforded by the Declaration of Trust. Under the Declaration of Trust, the Trustees generally act in what they believe in good faith to be the interests of the Trust and the shareholders. In implementing any changes to outstanding shares, the Trustees would do so only if they determine it is in the interests of the shareholders and the Trust.

In addition, the provision resolves a potential conflict with Section 8.4 of the Existing Declaration of Trust, which addresses amendments. As noted above, the Existing Declaration of Trust gives shareholders the authority to vote on any amendments that would affect the voting rights of the shareholders. However, the amendment provision in the Existing Declaration of Trust does not refer to the provision on changes to outstanding shares that would adversely affect to a material degree the shareholders of such shares. Similarly, that provision does not expressly provide for any shareholder voting rights and refers to changes but not to amendments. The proposed change clarifies that changes to outstanding shares, whether effected by amendment to the Declaration of Trust or otherwise, would not require a shareholder vote unless required by federal law, including the 1940 Act. The proposal is not intended to affect the day-to-day management of the Funds or result in a material change to the manner in which the Funds are managed. The proposal also is consistent with the current state of Delaware law.

Proposed Change to Rights of Redeemed Shares

Shareholders are being asked to approve amendments to the Existing Declaration of Trust that would add a provision clarifying the status of redeemed shares. Although the Existing Declaration of Trust defines outstanding shares to exclude any shares that have been redeemed, it does not contain a provision addressing the voting rights of redeemed shares – i.e., the voting rights that are accorded to shares that a shareholder held as of a record date, but that such shareholder subsequently redeemed. The Declaration of Trust Amendment provides that, subject to federal law (including the 1940 Act), and except as otherwise determined by the Trustees, redeemed shares will not be considered “outstanding” or carry any voting rights, irrespective of whether a record date for any matter on which such shares were entitled to vote had been set on a date prior to the date on which such shares were redeemed.

By expressly limiting voting rights to shares that remain outstanding (i.e., shares that have not been redeemed), the Declaration of Trust Amendment seeks to promote fair and efficient voting of shares by removing the right of former shareholders (who held shares as of a record date, but subsequently redeemed those shares before a shareholder meeting) to vote on proxy proposals. In this way, the Trust can ensure that the only people voting on Trust matters are current shareholders who have a real and direct interest in the outcome. At the same time, the provision gives the Trustees authority to make a determination that such redeemed shares are outstanding (thereby retaining their voting rights) for any reason that is in the interests of the Trust. Such reasons include that it would not be reasonably practicable to obtain a quorum if all of the shares redeemed after the record date and before the voting date were denied voting rights. (Section 6.2 of the Declaration of Trust Amendment shows the proposed changes.)

Proposed Change to Shareholder Voting Powers

Shareholders are being asked to approve amendments to the Existing Declaration of Trust that would clarify the voting powers of shareholders of the Trust. The Existing Declaration of Trust states that shareholders have power to vote (i) for the election or removal of Trustees, (ii) on any investment advisory or management contract, (iii) on amendments to the Declaration of Trust, (iv) pursuant to various shareholder voting provisions as set forth in the By-laws to the Trust, and (v) on such additional matters as required by federal law.

As described elsewhere in this Proxy Statement, shareholders are being asked to approve changes with respect to provisions for amending the Existing Declaration of Trust. As a result, it is proposed that the section of the Existing Declaration of Trust describing shareholder voting powers be amended accordingly. The Declaration of Trust Amendment revises and streamlines the provision; instead of enumerating each area that shareholders may vote upon, the proposal clarifies the provision to state that shareholders shall have power to vote only (i) for the election or removal of Trustees, and (ii) on such additional matters relating to the Trust as may be required by federal law, including the 1940 Act. (Article V of the Declaration of Trust Amendment shows the proposed changes.)

If the Declaration of Trust Amendment is adopted, shareholders will continue to benefit from the rights and protections afforded by the 1940 Act and would retain the right to vote on certain transactions. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of a fund being acquired unless certain conditions are satisfied. Shareholder approval of a merger or reorganization would also be required where, for example, there are material differences in the fundamental policies or advisory contracts of the relevant funds, or if the acquiring fund paid a distribution (12b-1) fee that was higher than the acquired fund’s 12b-1 fee.

Required Vote

This Proposal is a Trust-wide vote, meaning that shareholders of all Funds will vote collectively as a single class on whether to amend the Existing Declaration of Trust. Approval of this Proposal requires the affirmative vote of a majority of the shares of the Trust entitled to vote at the Meeting in person or by proxy. If shareholders of the Trust do not approve to amend the Existing Declaration of Trust, the Trust will continue to operate under the Existing Declaration of Trust, and the Board will determine what additional actions, if any, should be taken.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR the Proposal.

PROPOSAL 2

TO UPDATE CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction

The Funds, like all mutual funds, are required by law to adopt fundamental investment restrictions governing certain investment activities, including a Fund’s ability to: (1) borrow money; (2) issue senior securities; (3) engage in the business of underwriting securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act requires that any modification or elimination of a Fund’s fundamental investment restrictions must be approved by the Fund’s shareholders.

Many of the current fundamental investment restrictions of the Funds were initially drafted years ago, based on then-current standards or regulatory requirements. With the passage of time, these restrictions may be outdated, may no longer be consistent with industry practices, may unnecessarily restrict the flexibility of each Fund in pursuing its investment objectives and strategies, or may present unnecessary compliance obligations. The ability of WRIMCO to manage a Fund’s assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions. Therefore, in this Proposal, you are being asked to approve certain changes to modernize each Fund’s fundamental investment restrictions,

The Board has reviewed the Funds’ current fundamental investment restrictions and has concluded that certain policies should be revised. The Board believes that these changes are in the interests of shareholders of the Funds, because having unduly restrictive fundamental investment restrictions may prevent the Board from reacting quickly to events when it is in the interests of shareholders to do so, and may require the Board to submit changes in such policies to shareholders for their approval. Approval of each sub-proposal will allow the Funds to avoid the costs associated with arranging a shareholder meeting should the Adviser and the Board in the future decide to make material changes to the management of the Funds. The Board believes that it is in the interest of the Funds and their shareholders to minimize the time and expense of shareholder meetings when not required by law.

The Adviser has advised the Board that adoption of each proposed fundamental restriction is not expected to materially affect the manner in which the Funds’ investment programs are conducted at this time, as reflected in the Trust’s current prospectus and statement of additional information. In addition, approval of the proposed revisions to the fundamental investment restrictions will have no effect on the investment philosophy of any Fund. The Adviser and the Board do not propose or anticipate any material change in the management of the Funds if each sub-proposal is approved, other than obtaining potential flexibility in the future for the Funds to pursue their investment objectives and strategies. Any material changes to the management of the Funds in the future will require consideration by the Board and disclosure in the Funds’ prospectus or statement of additional information, as appropriate.

Purpose of the Revised Fundamental Investment Restrictions

The revised fundamental investment restrictions are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the revised fundamental investment restrictions are written and will be interpreted broadly. For example, many of the revised investment restrictions would allow the investment practice in question to be conducted to the extent permitted by the staff of the U.S. Securities and Exchange Commission (“SEC”). It is possible that as the financial markets continue to evolve over time, SEC staff interpretations of the 1940 Act and guidance promulgated as a result may change to address changed circumstances and new investment opportunities. In addition, the revised investment restrictions would be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

The revised fundamental investment restrictions refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised fundamental investment restrictions will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a revised investment restrictions provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The revised fundamental investment restrictions will give certain Funds an increased ability to engage in certain investment practices, as described in more detail below. If a particular Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. However, the actual investment practices of the Funds currently are not expected to change as a result of these revisions. It is expected that each Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental investment restrictions being changed), as well as any policies or guidelines that may have been established by the Board or WRIMCO. A Fund’s investment practices, however, could change in the future and for various reasons. Before a material change is made in a Fund’s investment practices in response to the revised investment restrictions, the Board will approve such change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change.

Information about each sub-proposal is set forth below. Shareholders of a Fund will vote separately on each applicable sub-proposal.

Sub-Proposal 2A: To Amend Each Fund’s Fundamental Investment Restriction with Respect to Borrowing Money and Issuing Senior Securities

Sub-Proposal 2B: To Amend Each Fund’s Fundamental Investment Restriction with Respect to Underwriting

Sub-Proposal 2C: To Amend Each Fund’s Fundamental Investment Restriction with Respect to Lending

Sub-Proposal 2D: To Amend Each Fund’s Fundamental Investment Restriction with Respect to Real Estate

Sub-Proposal 2E: To Amend Each Fund’s Fundamental Investment Restriction with Respect to Commodities

Sub-Proposal 2F: To Amend Certain Funds’ Fundamental Investment Restriction with Respect to Concentration of Investments

Sub-Proposal 2G: To Amend Waddell & Reed Advisors Energy Fund’s Fundamental Investment Restriction with Respect to Industry Concentration

Sub-Proposal 2H: To Amend Waddell & Reed Advisors Science and Technology Fund’s Fundamental Investment Restriction with Respect to Industry Concentration

Sub-Proposal 2I: To Amend Waddell & Reed Cash Management’s Fundamental Investment Restriction with Respect to Industry Concentration

Sub-Proposal 2J: To Amend Waddell & Reed Municipal Bond Fund’s and Waddell & Reed Municipal High Income Fund’s Fundamental Investment Restriction with Respect to Industry Concentration

Sub-Proposal 2A – Borrowing Money and Issuing Senior Securities
Funds Affected: All Funds

Current Fundamental Policy	Proposed Revised Fundamental Policies
The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

All mutual funds are required to have fundamental policies relating to borrowing money and to issuing senior securities. The Funds currently have one fundamental policy that addresses each of these matters, which permits the Funds to conduct certain activity to the fullest extent permitted by the 1940 Act, and the rules and regulations thereunder, as in effect from time to time.

However, the policy is limited in its drafting because it permits the Funds to borrow money and issue senior securities only to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief issued pursuant to the 1940 Act. The proposed revised policy has a broader scope, as it permits borrowings or issuing of senior securities to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief, but also to the extent permitted by interpretations or modifications of the 1940 Act by the SEC, SEC staff or another authority of competent jurisdiction (e.g., the courts), or other relief or permission (beyond simply exemptive relief) from the SEC, SEC staff or such other competent authorities. The proposed change allows the Funds to borrow money or issue senior securities to the extent conducted in reliance on permission from the SEC staff (not just SEC rules or regulations) or relief or permission from authorized agencies other than the SEC.

The proposed revision also separates into two different restrictions the policies on borrowing money and on issuing senior securities, which currently are combined into one policy. This will provide the Funds greater clarity about the applicability of each restriction.

WRIMCO believes that the revised policy is in the best interests of the Funds, because it accounts for potential future situations in which the SEC staff takes action (for example, no-action letters) or other federal agencies promulgate rules impacting each restriction. The changes expand the scope of the actions that the Funds could engage in, enabling the Funds to accommodate industry and market developments.

WRIMCO has advised the Board that the proposed change to the Funds’ fundamental policy on borrowing and senior securities is not expected to materially affect the manner in which each Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practice in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” SUB-PROPOSAL 2A.

Sub-Proposal 2B – Underwriting
Funds Affected: All Funds

Current Fundamental Policy	Proposed Revised Fundamental Policy

The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

All mutual funds are required to have a fundamental policy relating to engaging in the business of underwriting the securities of other issuers. Although each Fund has such a fundamental policy, it is limited in its drafting and scope because it permits the Funds to underwrite securities only to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief issued pursuant to the 1940 Act.

The proposed revised policy set forth in the chart above has a broader scope, as it permits a Fund to engage in the business of underwriting the securities of other issuers to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief, but also to the extent permitted by interpretations or modifications of the 1940 Act by the SEC, SEC staff or another authority of competent jurisdiction (e.g., the courts), or other relief or permission (beyond simply exemptive relief) from the SEC, SEC staff or such other competent authorities. The proposed change allows the Funds to engage in the business of underwriting to the extent conducted in reliance on permission from the SEC staff (not just SEC rules or regulations) or relief or permission from authorized agencies other than the SEC.

The proposed revision also expands the circumstances when a Fund would engage in underwriting, beyond simply in connection with transactions in its portfolio securities or with investments in other funds. WRIMCO believes that the revised policy is in the best interests of the Funds, because it accounts for potential future situations in which SEC staff takes action (for example, no-action letters) or other federal agencies promulgate rules impacting each restriction. The change expands the scope of circumstances in which the Funds could engage in underwriting securities of other issuers, enabling the Funds to accommodate industry and market developments.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which each Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” SUB-PROPOSAL 2B.

Sub-Proposal 2C – Lending
Funds Affected: All Funds

Current Fundamental Policy	Proposed Revised Fundamental Policy
The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

All mutual funds are required to have a fundamental policy relating to lending money or making loans. Although each Fund has such a fundamental policy, it is limited in its drafting and scope because it permits the Funds to make loans to only to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief issued pursuant to the 1940 Act.

The proposed revised policy set forth in the chart above has a broader scope, as it permits a Fund to lend money or other assets to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief, but also to the extent permitted by interpretations or modifications of the 1940 Act by the SEC, SEC staff or another authority of competent jurisdiction (e.g., the courts), or other relief or permission (beyond simply exemptive relief) from the SEC, SEC staff or such other competent authorities. The proposed change allows the Funds to lend money or other assets to the extent conducted in reliance on permission from the SEC staff (not just SEC rules or regulations) or relief or permission from authorized agencies other than the SEC.

The proposed revision also expands the conditions of a loan. Whereas the current policy only states that a Fund may make a loan (but does not specify what is being lent), the proposed restriction explains that a Fund may lend money or other assets. This change will provide the Funds greater flexibility and provide greater clarity about the applicability of this restriction.

WRIMCO believes that the revised policy is in the best interests of the Funds, because it accounts for potential future situations in which SEC staff takes action (for example, no-action letters) or other federal agencies promulgate rules impacting each restriction. The change expands the scope of circumstances in which the Funds could loan money or other assets, enabling the Funds to accommodate industry and market developments.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which each Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” SUB-PROPOSAL 2C.

Sub-Proposal 2D – Real Estate
Funds Affected: All Funds

Current Fundamental Policy	Proposed Revised Fundamental Policy

The Fund may not purchase or sell real estate, except that, to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

All mutual funds are required to have a fundamental policy relating to its ability to purchase or sell real estate. Although each Fund has such a fundamental policy, it is limited in its drafting and scope because it permits the Funds to buy or sell real estate to only to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief issued pursuant to the 1940 Act.

The proposed revised policy set forth in the chart above has a broader scope, as it permits a Fund to purchase or sell real estate to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief, but also to the extent permitted by interpretations or modifications of the 1940 Act by the SEC, SEC staff or another authority of competent jurisdiction (e.g., the courts), or other relief or permission (beyond simply exemptive relief) from the SEC, SEC staff or such other competent authorities. The proposed change allows the Funds to purchase or sell real estate to the extent conducted in reliance on permission from the SEC staff (not just SEC rules or regulations) or relief or permission from authorized agencies other than the SEC.

The proposed revision also is much broader with regard to real estate generally. The current policy is limited to real estate through (a) investment in securities or other instruments directly or indirectly secured by real estate, and (b) investment in securities or other instruments issued by issuers that invest in real estate. WRIMCO believes that the revised policy is in the best interests of the Funds, because it accounts for potential future situations in which SEC staff takes action (for example, no-action letters) or other federal agencies promulgate rules impacting each restriction. The change expands the scope of circumstances in which the Funds could buy or sell real estate, enabling the Funds to accommodate industry and market developments.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which each Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” SUB-PROPOSAL 2D.

Sub-Proposal 2E – Commodities
Funds Affected: All Funds

Current Fundamental Policy	Proposed Revised Fundamental Policy

The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

All mutual funds are required to have a fundamental policy relating to its ability to purchase or sell commodities. Although each Fund has such a fundamental policy, it is limited in its drafting and scope because it permits the Funds to buy or sell commodities to only to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief issued pursuant to the 1940 Act.

The proposed revised policy set forth in the chart above has a broader scope, as it permits a Fund to purchase or sell commodities to the extent permitted by the 1940 Act, rules and regulations thereunder and exemptive relief, but also to the extent permitted by interpretations or modifications of the 1940 Act by the SEC, SEC staff or another authority of competent jurisdiction (e.g., the courts), or other relief or permission (beyond simply exemptive relief) from the SEC, SEC staff or such other competent authorities. The proposed change allows the Funds to purchase or sell real estate to the extent conducted in reliance on permission from the SEC staff (not just SEC rules or regulations) or relief or permission from authorized agencies other than the SEC.

WRIMCO believes that the revised policy is in the best interests of the Funds, because it accounts for potential future situations in which SEC staff takes action (for example, no-action letters) or other federal agencies promulgate rules impacting each restriction. The change expands the scope of circumstances in which the Funds could buy or sell commodities, enabling the Funds to accommodate industry and market developments.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which each Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” SUB-PROPOSAL 2E.

Sub-Proposal 2F – Concentration of Investments

Funds Affected:

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Global Growth Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Current Fundamental Policy	Proposed Revised Fundamental Policy

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to Federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

Mutual funds are required to disclose whether or not they have any policy to “concentrate” their investments in securities of issuers in a particular industry or group of industries (which is interpreted to mean investing more than 25% of such fund’s net assets in a particular industry or group of industries). Each Fund listed above does not intend to concentrate its investments; consequently, each Fund has adopted a policy that it will not purchase any securities of an issuer if such purchase would result in a “concentration” (as that term may be defined in the 1940 Act) in securities of issuers in any one industry. Each Fund also exempts from this calculation securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

While the current and proposed policies are similar, the proposed policy set forth in the chart above differs in two key respects. First, the current policy refers to concentration in the context of total assets of a Fund, whereas the proposed policy refers to concentration in the context of a Fund’s investments. SEC Form N-1A, the form on which the Trust files amendments to the registration statement for the Funds, specifically requires that funds describe any policy with respect to “concentrating investments in a particular industry or group of industries” rather than concentrating total assets. Secondly, the proposed revision provides an example of what is meant by the term “tax-exempt securities” – by stating that they are securities where the interest is not subject to Federal income tax.

WRIMCO believes that the revised policy is in the best interests of the Funds, because (unlike the current policy) it adheres precisely to the language set forth in Form N-1A, and because it provides additional context that affords the Funds greater clarity about the applicability of this policy.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which each Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS OF EACH FUND ELIGIBLE TO VOTE

ON SUB-PROPOSAL 2F VOTE “FOR” SUCH SUB-PROPOSAL.

Sub-Proposal 2G – Industry Concentration
Fund Affected: Waddell & Reed Advisors Energy Fund

Current Fundamental Policy	Proposed Revised Fundamental Policy
Under normal circumstances, the Fund will concentrate its investments in the energy industry.

Under normal circumstances, the Fund will concentrate its investments in the energy industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Sub-Proposal 2H – Industry Concentration
Fund Affected: Waddell & Reed Advisors Science and Technology Fund

Current Fundamental Policy	Proposed Revised Fundamental Policy
Under normal circumstances, the Fund will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

Under normal circumstances, the Fund will concentrate its investments in the securities of science and technology companies or companies that benefit from the application of science and/or technology. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Sub-Proposal 2I – Industry Concentration
Fund Affected: Waddell & Reed Advisors Cash Management

Current Fundamental Policy	Proposed Revised Fundamental Policy

Under normal circumstances, the Fund will not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Mutual funds are required to disclose whether or not they have any policy to “concentrate” their investments in securities of issuers in a particular industry or group of industries (which is interpreted to mean investing more than 25% of such fund’s net assets in a particular industry or group of industries). The three Funds listed above each invest, as part of its principal investment strategy, substantially in certain industry sectors. Consequently, each such Fund has adopted a policy that it will concentrate its investments in securities of issuers in an industry commensurate with its investment strategy and indicated by its name (e.g., the Waddell & Reed Advisors Energy Fund will concentrate its investments in the energy industry, and the Waddell & Reed Advisors Science and Technology Fund will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology).

However, beyond the Fund’s intent to concentrate in those industries, as set forth in the tables above, the investment policies of each of those three Funds is silent as to whether or not it would concentrate its investments in any other industry or group of industries. Consequently, the proposed investment policies described in sub-proposals 2G, 2H and 2I seek to clarify that, beyond its current intent to concentrate its investments in its stated industry, each Fund will not otherwise purchase any securities of an issuer if such purchase would result in a “concentration” in securities of issuers in any other industry.

At the same time, the proposed revised policies set forth in sub-proposals 2G, 2H and 2I have a broader scope, as each permits its affected Fund to “concentrate” its investments in any other industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The proposed revised policies provide greater clarity about the applicability of each restriction regarding industry concentration, by explaining the extent to which each Fund may not concentrate investments, as much as when it may so concentrate. In addition, the proposed changes allow each Fund to concentrate its investments in other industries to the extent conducted in reliance on permission from the SEC staff or relief or permission from authorized agencies other than the SEC. Therefore, the proposed policy expands the scope of circumstances in which a Fund could concentrate its investments in other industries, enabling that Fund to accommodate industry and market developments. As a result, and because the proposed changes do not affect the existing stated industry concentrations of each Fund, WRIMCO believes that the revised policy is in the best interests of the Funds.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which any of the three Fund’s investment program is conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS OF WADDELL & REED ADVISORS ENERGY FUND

VOTE “FOR” SUB-PROPOSAL 2G.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS OF WADDELL & REED SCIENCE AND TECHNOLOGY FUND

VOTE “FOR” SUB-PROPOSAL 2H.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS OF WADDELL & REED CASH MANAGEMENT

VOTE “FOR” SUB-PROPOSAL 2I.

Sub-Proposal 2J – Industry Concentration
Funds Affected: Waddell & Reed Advisors Municipal Bond Fund Waddell & Reed Advisors Municipal High Income Fund

Current Fundamental Policy	Proposed Revised Fundamental Policy

Under normal circumstances, Waddell & Reed Advisors Municipal Bond Fund will invest at least 80% of its net assets in municipal bonds.

Under normal circumstances, Waddell & Reed Advisors Municipal High Income Fund will invest at least 80% of its net assets in municipal bonds.

Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, will be invested in municipal bonds.

Pursuant to Rule 35d-1 under the 1940 Act (the “Names Rule”), it is deemed materially deceptive and misleading to have a fund’s name include certain terms (i.e., names suggesting investment in certain investments or industries or names suggesting investment in certain countries or geographic regions) unless such fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in investments that are suggested by its name. (For example, a “Small Cap Fund” would be required to invest at least 80% of its net assets in securities of companies of small capitalization.) For purposes of the Names Rule, “assets” are considered “net assets, plus the amount of any borrowings for investment purposes.”

The Names Rule imposes specific requirements on “tax-exempt funds,” which include any fund with a name suggesting that the fund’s distributions are exempt from federal income tax or from both federal and state income tax, unless such fund has adopted a fundamental policy to invest, under normal circumstances, either (1) at least 80% of the value of its net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (2) its net assets so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax. The SEC staff has interpreted the Names Rule such that the requirements for “tax-exempt funds” also apply to tax-advantaged funds with the term “municipal” in their names.

As a result, and in compliance with the Names Rule, each of Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (collectively, the “Municipal Funds”) has adopted a fundamental policy to invest at least 80% of its net assets in municipal bonds.

The proposed revision to the Municipal Funds’ respective fundamental policies seeks to clarify the term “net assets” and to bring the policies more in line with the specific requirements of the Names Rule. Therefore, the respective proposed fundamental policies for the Municipal Funds has one change – to clarify that 80% of a Municipal Fund’s net assets, plus any borrowings for investment purposes, will be invested in municipal bonds.

The proposed change brings the language of the Municipal Funds’ fundamental investment restrictions directly in line with the definition of “net assets” set forth in the Names Rule. Moreover, the change provides the Municipal Funds with greater flexibility, because it expands the amount of assets that a Municipal Fund can invest in other assets beyond municipal bonds, while remaining in compliance with the Names Rule and its fundamental investment restrictions.

Because the proposed changes do not affect the existing policies for the Municipal Funds, make the policies adhere directly to the text of the Names Rule and provide the Municipal Funds with added flexibility to invest in other assets, WRIMCO believes that the revised policy is in the best interests of each Municipal Fund.

WRIMCO has advised the Board that the proposed change is not expected to materially affect the manner in which either Municipal Fund’s investment program is conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Municipal Fund’s investment practices in response to this revised policy, the Board first will approve such a change and, if it is necessary or advisable, the prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS OF WADDELL & REED ADVISORS MUNICIPAL BOND FUND AND WADDELL &

REED ADVISORS MUNICIPAL HIGH INCOME FUND VOTE “FOR” SUB-PROPOSAL 2J.

Required Vote

Approval of each sub-proposal in this Proposal 2 requires a “1940 Act majority” of the outstanding voting securities of a Fund. For these purposes, a “1940 Act majority” is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholders of each Fund will vote separately with respect to each applicable sub-proposal; therefore, the approval of a sub-proposal by one Fund is not contingent on, nor will have any effect on, the approval of a sub-proposal by any other Fund. For example, if one Fund approves sub-proposal 2B but another Fund does not, the first Fund will operate under the amended fundamental investment restriction relating to underwriting, while the second Fund will continue to operate under the existing fundamental investment restriction.

Moreover, each Fund will vote separately with respect to each sub-proposal, and the approval of one sub-proposal is not contingent on the approval of another sub-item. If shareholders of a Fund do not approve any given sub-proposal, the current restriction as listed above will continue in effect as to that Fund.

PROPOSAL 3

TO AMEND THE TRUST’S INVESTMENT MANAGEMENT AGREEMENT

TO PERMIT THE USE OF SUB-ADVISERS

Introduction

The purpose of this Proposal is to seek shareholder approval to amend the Investment Management Agreement (the “IMA”) between WRIMCO and the Trust, on behalf of each Fund, to permit WRIMCO to delegate certain of its obligations under the IMA to one or more sub-advisers.

It is common within the mutual fund industry for advisory agreements to grant an adviser the authority to enter into one or more sub-advisory agreements with various sub-advisers, pursuant to which the sub-advisers would provide investment advisory services to a fund, along with continued oversight of such services by the adviser. Among the requirements to delegate advisory services is that any sub-adviser to a fund, like the adviser, also must be an “investment adviser” as defined in the 1940 Act and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The 1940 Act also requires that a sub-advisory agreement must be approved by both shareholders of the fund and the board of the fund, including a majority of its independent trustees.

An adviser’s provision of advisory services to a mutual fund is governed by the terms of its advisory contract. The current IMA between WRIMCO and the Trust does not permit WRIMCO to delegate the investment advisory services that it provides to the Funds to one or more sub-advisers. A form of the amended IMA, as proposed, including a provision to allow the use of sub-advisers, is set forth in Appendix C to this Proxy Statement.

Overview of the Role of a Sub-adviser

Management of the Funds believes that having the ability to appoint sub-advisers to the Funds would be in the best interest of the shareholders of each Fund. For example, the use of sub-advisers allows a Fund to have an investment focus, style, or objective beyond the particular expertise of WRIMCO’s existing staff, which would help expand the Trust’s product offerings without the need (or cost associated with procuring) for extensive new resources. WRIMCO may contract with sub-advisers that have specific expertise in managing certain asset classes; by doing so, WRIMCO can leverage a sub-advisers’ abilities and help WRIMCO enhance its product offerings without having to retain highly specialized portfolio managers. In addition, it is possible that WRIMCO may use multiple sub-advisers for a Fund to diversify its investments in the future.

Even if shareholders of a Fund approve this Proposal, WRIMCO may not seek to appoint a sub-adviser for that Fund. However, WRIMCO believes that having the flexibility to potentially do so in the future is in the best interests of the Funds and their shareholders. In addition, even if WRIMCO appointed a sub-adviser, it still may manage a portion of the assets of a Fund itself pursuant to the terms of the IMA.

If WRIMCO appoints a sub-adviser to a Fund, WRIMCO would select the sub-adviser based on WRIMCO’s evaluation of the sub-adviser’s skills in managing assets pursuant to particular investment styles, and WRIMCO would recommend its hiring to the Board of the Trust. Thereafter, WRIMCO would monitor the sub-adviser for compliance with that Fund’s specific investment objective, policies and strategies, would supervise and monitor the sub-adviser’s performance and periodically would recommend to the Board whether the sub-adviser should be retained or released. WRIMCO also would negotiate the terms of any sub-advisory agreement, including the sub-advisory fees, and would make related recommendations to the Board. At all times, the primary responsibility for management of the Funds would remain vested in WRIMCO, subject to ongoing oversight by the Board.

Connection to Proposal 4

As described more fully in Proposal 4, the Trust and WRIMCO have obtained exemptive relief from the SEC to utilize a “manager of managers” arrangement, whereby the Board would have the ability to appoint sub-advisers or amend the terms of a sub-advisory agreement, all without shareholder approval.

Proposal 4 is contingent on this Proposal, because even if the “manager of managers” arrangement is approved, the IMA, as currently drafted, does not allow for the use of sub-advisers. If shareholders approve both Proposals 3 and 4, WRIMCO would be able to retain sub-advisers and amend terms of sub-advisory agreements solely with Board approval. If shareholders approve this Proposal but not Proposal 4, WRIMCO would be allowed to appoint sub-advisers; however, as explained above, such appointments would remain subject to shareholder approval in accordance with the 1940 Act.

Required Vote

Approval of this Proposal with respect to a Fund requires the affirmative vote of a majority of the shares entitled to vote at the Meeting in person or by proxy.

Shareholders of each Fund will vote separately with respect to the Proposal; therefore, the approval of the Proposal by one Fund is not contingent on the approval of the Proposal by any other Fund. If the shareholders of a Fund do not approve the Proposal, WRIMCO would remain prohibited from employing a sub-adviser to manage the assets of that Fund.

Recommendation of the Board

The Board of the Trust recommends that shareholders of each Fund vote FOR the Proposal.

PROPOSAL 4

TO APPROVE A “MANAGER OF MANAGERS” STRUCTURE FOR THE FUNDS

Introduction

Under normal circumstances, if an adviser to a fund delegates portfolio management duties to a sub-adviser with respect to such fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, a Fund currently must obtain approval from its shareholders to: hire a sub-adviser, replace an existing sub-adviser with a new sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement.

The Proposal is contingent upon shareholder approval of Proposal 3, which is described more fully elsewhere in this Proxy Statement. Proposal 3 seeks shareholder approval to amend the IMA between WRIMCO and the Trust, on behalf of each Fund, to grant WRIMCO the authority, at its own expense, to enter into sub-advisory agreements with various sub-advisers to provide investment advisory services to the Funds. If Proposal 3 is approved, it is WRIMCO’s intention to enter into sub-advisory agreements with one or more unaffiliated sub-advisers with respect to one or more of the Funds.

As a result, the Board is asking that shareholders also approve this Proposal – to authorize a “manager of managers” arrangement for each Fund – which, as described more fully below, would permit the Board to appoint sub-advisers for the Funds or amend sub-advisory agreements without having to incur the expenses associated with obtaining shareholder approval of those actions.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, such orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds and change the terms of a sub-advisory agreement without first obtaining shareholder approval.

The SEC has already granted such an order to the Trust and WRIMCO (the “Order”), which provides an exemption from the requirements under Section 15(a) of the 1940 Act. However, the conditions of the Order state that it is not effective as to a Fund until that Fund’s shareholders approve the “manager of managers” arrangement granted by the Order. Therefore, the Board has determined to ask shareholders to approve the manager of managers arrangement for each Fund. If shareholders of a Fund approve the manager of managers arrangement, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable.

Application of the “Manager of Managers” Arrangement

The “manager of managers” arrangement would permit WRIMCO, as the Funds’ investment adviser, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, on behalf of each Fund without shareholder approval. The “manager of managers” arrangement is intended to enable the Funds to operate with greater efficiency and help the Funds enhance their performance by allowing WRIMCO to employ the sub-adviser(s) best suited to the needs of the Funds without incurring the expense and delay associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board believes that the “manager of managers” arrangement is in the best interests of the Funds and their shareholders.

The process of seeking shareholder approval is administratively expensive and may cause delays in executing changes that the Board and WRIMCO have determined are necessary or desirable. Those costs often are borne by a fund (and therefore indirectly by a fund’s shareholders). If shareholders approve the “manager of managers” arrangement for a Fund, the Board would be able to act more quickly and with less expense to a Fund to appoint or replace an unaffiliated sub-adviser, in instances in which the Board and WRIMCO believe that the appointment or replacement would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the “manager of managers” arrangement, the Board, including the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever WRIMCO would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including the Independent Trustees, would evaluate and approve all sub-advisory agreements, as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

Furthermore, operation of the Funds under the “manager of managers” arrangement would not: (1) permit investment management fees paid by a Fund to WRIMCO to be increased without shareholder approval, or (2) diminish WRIMCO’s responsibilities to a Fund, including WRIMCO’s overall responsibility for the portfolio management services furnished by a sub-adviser.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Order.

As noted in Proposal 3, above, it is proposed that the terms of the IMA be amended to explicitly provide that WRIMCO will be required to supervise and oversee the activities of sub-advisers on behalf of the Funds. Such terms are intended to be consistent with the conditions contained in Order.

If this Proposal is not approved, WRIMCO would not be able to enter into, or materially amend, a sub-advisory agreement with respect to a Fund without first obtaining shareholder approval.

Board Approval of “Manager of Managers” Arrangement

The Board of the Trust, including the Independent Trustees, has approved the use of the “manager of managers” arrangement and determined that it would be in the best interests of each Fund and its shareholders. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.

A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to a Fund, in appointing new sub-adviser(s) when the Board and WRIMCO believe that such appointment would be in the best interests of a Fund and its shareholders;

2.

WRIMCO would continue to be directly responsible for monitoring a sub-adviser’s compliance with such Fund’s investment objectives and investment strategies and for analyzing the performance of the sub-advisers; and

3.	No sub-adviser could be appointed, removed or replaced without approval by the Board.

Required Vote

Approval of this Proposal with respect to a Fund requires the affirmative vote of a majority of the shares entitled to vote at the Meeting in person or by proxy.

Shareholders of each Fund will vote separately with respect to the Proposal; therefore, the approval of the Proposal by one Fund is not contingent on the approval of the Proposal by any other Fund. If the shareholders of a Fund do not approve the Proposal, WRIMCO will be unable to enter into, or materially amend, a sub-advisory agreement with respect to that Fund solely by Board vote.

The effectiveness of this Proposal also is contingent on the approval of Proposal 3. Should shareholders of a Fund vote against Proposal 3 (even if they approve this Proposal), management will be unable to rely on the manager of managers arrangements for such Fund because the IMA, in its current form, does not permit the use of a sub-adviser.

Recommendation of the Board

The Board of the Trust recommends that shareholders of each Fund vote FOR the Proposal.

PROPOSAL 5

TO ELECT ELEVEN TRUSTEES TO THE BOARD OF THE TRUST

Introduction

The purpose of this Proposal is to elect trustees to the Board of the Trust. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Proposal is to elect eleven individuals to the Board. Ten of the eleven nominees listed below (each, a “Nominee” and collectively, the “Nominees”) currently serve as Trustees of the Trust, and each has served in that capacity since originally elected or appointed (as indicated in the chart, below). It is intended that the enclosed proxy card will be voted for all Nominees listed below unless a proxy card contains instructions to the contrary. The Nominees are:

Jarold W. Boettcher

James M. Concannon

John A. Dillingham

James D. Gressett

Joseph Harroz, Jr.

Henry J. Herrmann

Glendon E. Johnson, Jr.

Frank J. Ross, Jr.

Philip J. Sanders

Michael G. Smith

Edward M. Tighe

If elected, nine of the eleven Nominees (all but Mr. Herrmann and Mr. Sanders), would serve at least initially as a Trustee who is not an “interested person” of the Funds, as that term is defined in the 1940 Act (each, an “Independent Trustee”). Mr. Herrmann, if elected, would be an “Interested Trustee” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. or its wholly-owned subsidiaries, including each Fund’s investment manager, principal underwriter and shareholder servicing and accounting services agent. Mr. Sanders, if elected, would be an “Interested Trustee” by virtue of his engagement as the President, Chief Executive Officer and Chairman of WRIMCO.

The 1940 Act requires that at least two-thirds of the members of a board be elected by shareholders; other board members may be appointed by the current Board. Although ten of the eleven Nominees currently serve as Trustees of the Trust, only some of those Nominees previously were elected by shareholders. Therefore, by electing all eleven Nominees at this Meeting (so-called “refreshing the Board”), shareholders will provide the Board with the flexibility necessary to appoint new members, in its discretion, to fill any vacancies as they arise in the future and reduce the likelihood that the Trust will need to undergo another proxy solicitation relating to Board composition, subject to the conditions of the 1940 Act, in the near future.

The Governance Committee of the Board, which is comprised solely of Independent Trustees, considered the Nominees and, after due consideration, recommended to the Board the Nominees listed above for election by shareholders. The Governance Committee took into consideration the knowledge, background, and experience of each such Nominee, as well as his prior years of service as a Trustee of the Funds (or of other funds in the same fund complex as the Trust).

The Board has determined that the number of nominees nominated for election is appropriate to oversee the Funds. Each of the Nominees has consented to be named as such in this Proxy Statement and, if elected by shareholders, to serve as a Trustee on the Board. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Board has no reason to believe that any of the Nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another. Additionally, no Nominee is a party adverse to any Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Fund or any of its affiliates.

Information about the Nominees

Information about the Nominees is set forth in the table below. The table includes additional information about each Nominee, including his address, year of birth, term of office and length of time served, principal business occupations during at least the past five years, the number of portfolios to be overseen in the Fund Complex (as defined below) and other directorships he holds, if any.

The Trust is comprised of 20 portfolios. The Trust is part of the Fund Complex, which is comprised of the Trust, the Ivy Variable Insurance Portfolios, the InvestEd Portfolios, Ivy Funds, Ivy NextShares and Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”). Each current member of the Board also is a member of the board of trustees of the other entities that comprise the Fund Complex.

Nominees for Independent Trustee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA* 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	95	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Ivy Funds (2002 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

James M. Concannon* 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2008 Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present)	95	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present); Trustee, Ivy Funds (2017 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

John A. Dillingham* 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2008 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	95	Former Advisory Director, UMB Northland Board (financial services) (1995-2012); former President (2005-2007), and current trustee Liberty Memorial Association (WW1 National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012), CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance); Trustee, Ivy Funds (2017 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2017 Fund Complex: 2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	95	Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Joseph Harroz, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2008 Fund Complex: 1998 Trust: 2015 Fund Complex: 2006	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997-2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	95	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (39 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2017 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	95	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Frank J. Ross, Jr.* Polsinelli PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2008 Fund Complex: 1996	Shareholder/Director, Polsinelli PC, a law firm (1980 to present)	95	Director, American Red Cross (community service) (2003-2010); Trustee, Ivy Funds (2017 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2017 Fund Complex: 2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	95	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (29 portfolios overseen) (2003-2016); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2017 Fund Complex: 1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	95	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

*

Each noted Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Fund Complex (each, a “Predecessor Fund”).

Nominees for Interested Trustee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) TO BE HELD WITH THE TRUST AND FUND COMPLEX (IF ELECTED)	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Fund Complex: 1998	Retired; Current Chairman of WDR (January 2010 to present); Formerly, CEO of WDR (2005- August 2016); President, CEO and Chairman of WRIMCO (1993-August 2016); President, CEO and Chairman of IICO (2002-August 2016)	95	Director of WDR (1998 to present); Trustee, Ivy Funds (1998 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	Trust: 2017 Fund Complex: 1998	CEO of WDR (August 2016 to present); President, CEO and Chairman of WRIMCO and IICO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of WRIMCO and IICO (August 2010 to present); formerly, Vice President of the Trust (2006-2016) and Vice President of each of the Funds in the Fund Complex (1998-2016)	95	None

Officers of the Trust

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The principal officers of the Trust, positions held with each Fund, their terms of office and length of time served and their principal business occupations during at least the past five years are shown in the tables below.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of WRIMCO and IICO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of WRIMCO and IICO (August 2010 to present); formerly, Vice President of the Trust (2006-2016) and Vice President of each of the Funds in the Fund Complex (1998-2016).

Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2016	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004-2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007-2014); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014-2016); Secretary for each of the funds in the Fund Complex (2016 to present)

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of WRSCO (2007 to present)

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)

Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed and Ivy Distributors, Inc. (IDI) (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)

*	This is the date when the officer first became an officer of one or more of the Predecessor Funds (if applicable).

Board, Committee and Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and its shareholders by providing oversight of the management of Funds, including oversight of the duties performed by the Adviser for the Funds under the Investment Management Agreement. The Board generally meets in regularly scheduled meetings at least four times a year, and may meet more often as required. During the Trust’s fiscal year ended September 30, 2016, the Board met [         ] times.

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee, and Governance Committee. In addition, the Board has established a Special Dilution & Distribution Committee. Listed below are the current members of each committee. As the Independent Chairman (defined below), Mr. Harroz is an ex officio member of each committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of Waddell & Reed Financial, Inc. (“Waddell & Reed”) and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher, James M. Concannon, John A. Dillingham and James D. Gressett. During the fiscal year ended September 30, 2016, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), John A. Dillingham and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2016, the Executive Committee did not meet.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Funds, any proposed changes to the Funds’ investment policies, and the Funds’ market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Jarold W. Boettcher and James M. Concannon. The Investment Oversight Committee was formed on January 1, 2017, and, therefore, was not in operation during the fiscal year ended September 30, 2016.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), John A. Dillingham, James D. Gressett and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2016, the Governance Committee met two times.

Special Dilution & Distribution Committee. The Special Dilution & Distribution Committee was established to assist and advise the Independent Trustees with respect to dilution and distribution matters relating to a prior regulatory settlement involving W&R. The Special Dilution & Distribution Committee consists of Joseph Harroz, Jr. (Chair), Jarold W. Boettcher and James M. Concannon. During the fiscal year ended September 30, 2016, the Special Dilution & Distribution Committee met one time.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), the Fund’s servicing agent. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Mr. Harroz currently serves as the chair of the Board (the “Independent Chairman”). The Independent Chairman, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, WRIMCO and other service providers with respect to Board matters. The Chairs of the Committees also serve as liaisons between WRIMCO and other service providers and the other Independent Trustees for matters pertaining to their respective Committee.

The Board believes that its current leadership structure is appropriate in light of the size of the Trust and the nature of its business, and is consistent with industry practices. In particular:

•

Board Composition. The Board believes that having a majority of its Trustees qualify as Independent Trustees is appropriate and in the best interest of the Trust and its shareholders. Nevertheless, the Trustees also believe that interested persons on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Trustees’ decision-making process.

•

Governance Committee. The Trustees believe that a standing committee composed exclusively of Independent Trustees helps to prevent the occurrence of conflicts of interests and allows those Trustees to engage in a candid discussion on, among other things, the performance of WRIMCO outside the presence of management.

•

Executive Committee. The Board believes that an executive committee allows the Board to act expeditiously when the delay for obtaining authorization from the full Board could cause the Trust to miss business opportunities.

Board Oversight of Risks

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its Committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, WRIMCO and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of WRIMCO, Waddell & Reed and WISC (collectively, “W&R”), and the Trust’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from WRIMCO with respect to the investments and securities trading of the Funds, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Trust’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Trust’s CCO regarding the effectiveness of the Trust’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO to discuss matters relating to the Trust’s compliance program.

Share Ownership Information

As of December 31, 2016, each of the Nominees and executive officers of the Trust, individually and collectively as a group, owned less than 1% of the outstanding shares of any class of shares of a Fund, except for Waddell & Reed Advisors Cash Management, where the Nominees and officers of the Trust, as a group, owned 1.63% of the outstanding shares of that Fund.

The following tables provide information as of December 31, 2016 regarding the shares of each Fund in the Trust beneficially owned by each Nominee of the Fund Complex, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), as well as the aggregate dollar range of shares owned, by each Trustee, of all funds within the Fund Complex. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee. No Nominee for election has made any purchases or sales of securities of WRIMCO or its parent company since the beginning of the most recently completed fiscal year.

Independent Trustee Nominees

	Dollar Range of Fund Shares Owned:
Trustee	Accumulative Fund	Asset Strategy Fund	Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	over $100,000	$0
John A. Dillingham	$0	$0	$10,001 to $50,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$50,001 to $100,000	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$1 to $10,000	$50,001 to $100,000	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Trustee	Cash Management	Continental Income Fund	Core Investment Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	over $100,000
John A. Dillingham	$10,001 to $50,000	$10,001 to $50,000	$50,001 to $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	over $100,000	over $100,000
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$10,001 to $50,000	$10,001 to $50,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Trustee	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$10,001 to $50,000	$0
John A. Dillingham	$10,001 to $50,000	$10,001 to $50,000	$1 to $10,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$10,001 to $50,000	over $100,000	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$50,001 to $100,000	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Trustee	Global Growth Fund	Government Securities Fund	High Income Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$10,001 to $50,000	$0	$0
John A. Dillingham	$10,001 to $50,000	$0	$50,001 to $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$50,001 to $100,000	$0	$50,001 to $100,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Trustee	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$50,001 to $100,000
John A. Dillingham	$10,001 to $50,000	over $100,000	$10,001 to $50,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$0	$50,001 to $100,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Trustee	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	over $100,000	over $100,000	$0
John A. Dillingham	over $100,000	$10,001 to $50,000	over $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$10,001 to $50,000	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	$50,001 to $100,000	$1 to $10,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Trustee		Value Fund	Vanguard Fund
Jarold W. Boettcher		$0	$0
James M. Concannon		$50,001 to $100,000	$50,001 to $100,000
John A. Dillingham		$10,001 to $50,000	$10,001 to $50,000
James D. Gressett		$0	$0
Joseph Harroz, Jr.		$0	$0
Glendon E. Johnson, Jr.		$0	$0
Frank J. Ross, Jr.		$50,001 to $100,000	$0
Michael G. Smith		$0	$0
Edward M. Tighe		$0	$0

Trustee	Aggregate Dollar Range of Shares Owned of All Funds within the Fund Complex
Jarold W. Boettcher	over $100,000
James M. Concannon	over $100,000
John A. Dillingham	over $100,000
James D. Gressett	$0
Joseph Harroz, Jr.	over $100,000
Glendon E. Johnson, Jr.	$0
Frank J. Ross, Jr.	over $100,000
Michael G. Smith	$0
Edward M. Tighe	$0

Interested Trustee Nominee

As of December 31, 2016, the aggregate dollar range of fund shares owned by in all funds within the Fund Complex by the Interested Trustee nominees was:

Mr. Herrmann – over $100,000.

Mr. Sanders – [         ].

Compensation of Trustees

The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each Fund’s relative asset size. During the fiscal year ended September 30, 2016, the Trustees received (or were entitled to receive) the following aggregate compensation for service as a Trustee of the Trust and each of the other funds within the Fund Complex:

Independent Trustee Nominees	Aggregate Compensation from Trust	Total Compensation from the Trust and Fund Complex[1]
Jarold W. Boettcher	$134,388	$414,500	[3]
James M. Concannon	143,937	211,000
John A. Dillingham	136,444	200,000
Joseph Harroz, Jr.[2]	169,189	500,500	[3]
Albert W. Herman[4]	136,444	200,000
Frank J. Ross, Jr.	143,266	210,000
Eleanor B. Schwartz[5]	126,830	255,500	[3]

Interested Trustee Nominees
Michael L. Avery[6]	$0	$0
Henry J. Herrmann	0	0
Philip J. Sanders	0	0

[1]

No pension or retirement benefits have been accrued as a part of the Trust’s expenses. Messrs. Gressett, Johnson, Smith and Tighe were added as Trustees to the Trust as of January 1, 2017, and, therefore, did not receive compensation from the Trust for the fiscal year ended September 30, 2016.

[2]	Mr. Harroz receives an additional annual fee of $35,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Fund Complex.
[3]	Includes fees paid to the Trustees for service as a Trustee to the Ivy Funds, Ivy NextShares and IVH.
[4]	Retired as of December 31, 2016, and elected Trustee Emeritus status as of that date.
[5]	Retired as of December 31, 2015, and elected Trustee Emeritus status as of that date. Ms. Schwartz’s compensation includes fees received as a Trustee Emeritus.
[6]	Retired as of December 31, 2016.

The Board has adopted a deferred compensation plan, which enables each Independent Trustee to defer payment of all or a portion of the annual fees received from the Funds for service on the Board. Of the totals listed in the Aggregate Compensation from Trust column above, the following amounts have been deferred:

Jarold W. Boettcher	$230,000	[1]
James M. Concannon	10,000
John A. Dillingham	10,000
Joseph Harroz, Jr.	50,050	[1]
Albert W. Herman[2]	10,000
Frank J. Ross, Jr.	10,000
Eleanor B. Schwartz[3]	10,550	[1]

[1]	Includes amounts deferred from fees paid to the Trustees for service as a Trustee to the Ivy Funds, Ivy NextShares and IVH.
[2]	Retired as of December 31, 2016, and elected Trustee Emeritus status as of that date.
[3]	Retired as of December 31, 2015, and elected Trustee Emeritus status as of that date.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trust by any Fund or any fund in the Fund Complex. As an Interested Trustee, Mr. Herrmann does not receive any compensation from any of the Funds in the Fund Complex. Should he be elected by shareholders to the Board, Mr. Sanders likewise would not receive any compensation from any of the Funds in the Fund Complex. The officers and any Interested Trustees are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Fund Complex (“Other Trust”), or as a director of a fund to which the Trust or an Other Trust is the successor (“Director”), and has attained the age of 78, must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive. The only Trustees currently eligible for the position of Trustee Emeritus are those Trustees who were Trustees of the Trust on December 31, 2016.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee who takes the position of Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he received in 2016. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust.

Selection of Nominees

The Board’s Governance Committee makes Independent Trustee candidate recommendations to the Board pursuant to its charter. A copy of the Governance Committee Charter is included as Appendix D. The Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Funds’ investment adviser and other principal service providers.

The Governance Committee evaluates candidates using certain criteria, considering, among other qualities, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

The Governance Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Funds. The Governance Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Governance Committee members would be arranged. If the Governance Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Interested Trustees members for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Shareholders seeking to recommend one or more candidates to the Board should direct the names of such candidates they wish to be considered to the attention of the Trust’s Governance Committee, in care of the Trust’s Secretary, at the address of the Trust listed on the front page of this Proxy Statement. Such candidates will be considered with any other trustee candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources.

For candidates to serve as Independent Trustees, independence from the Funds’ investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Governance Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Governance Committee’s (or the Board’s) perceptions about future issues and needs.

Experience, Qualifications and Attributes

As noted above, the Governance Committee is responsible for identifying, evaluating and recommending Board candidates. The Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Trust in a manner consistent with the best interests of the Funds’ shareholders. The following summary outlines each Nominee’s experience, qualifications, attributes and skills that led to the Board’s conclusion that each Nominee should continue to serve as a Trustee of the Funds.

Independent Trustee Nominees

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher has multiple years of service as a Trustee of the Trust. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust.

John A. Dillingham: Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Dillingham is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

James D. Gressett: Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to other funds within the Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee and also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust.

Glendon E. Johnson, Jr.: Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to other funds within the Fund Complex.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Trust. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

Michael G. Smith: Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to other funds within the Fund Complex.

Edward M. Tighe: Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to other funds within the Fund Complex.

Interested Trustee Nominee

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust.

Philip J. Sanders: Mr. Sanders has extensive experience in the investment management business as a member of senior management. He has multiple years of service as an officer of the Trust and as an officer of other mutual funds. The Board concluded that Mr. Sanders is suitable to serve as Trustee because of his extensive work experience in the financial services and investment management industry and the length of his service as an officer to the Trust.

Required Vote

Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the eleven Nominees for the Board of the Trust who receive the greatest number of votes will be elected as Board members.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of the Nominees to the Board of the Trust.

ADDITIONAL INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of a Fund as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of each Fund are entitled to one vote for each share and a fractional vote for each fractional share of the Fund that they own. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. On the Record Date, each Fund had the number of shares issued and outstanding, as listed by class:

Shares Outstanding (by class)
Fund	Class A	Class B	Class C	Class Y
Waddell & Reed Advisors Accumulative Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Asset Strategy Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Bond Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Cash Management Fund	[ ]	[ ]	[ ]	N/A
Waddell & Reed Advisors Continental Income Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Core Investment Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Dividend Opportunities Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Energy Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Global Bond Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Global Growth Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Government Securities Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors High Income Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Municipal Bond Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Municipal High Income Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors New Concepts Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Science and Technology Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Small Cap Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Tax-Managed Equity Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Value Fund	[ ]	[ ]	[ ]	[ ]
Waddell & Reed Advisors Vanguard Fund	[ ]	[ ]	[ ]	[ ]

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Quorum and Adjournment

The presence at the Meeting, in person or by proxy, of one-third of the outstanding shares of a Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum as to that Fund for the transaction of business.

In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of Proposals 1-4, abstentions and broker “non-votes” will be treated as shares voted against the Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly. Abstentions and broker non-votes will have no effect on Proposal 5, for which the required vote is a plurality of the votes cast.

Required Vote

Proposal 1. Shareholders of all Funds will vote collectively as a single class on Proposal 1. Approval of this Proposal requires the affirmative vote of a majority of the shares of the Trust entitled to vote.

Proposal 2. Shareholders of each Fund will vote separately for Proposals 2. Approval of each sub-proposal within Proposal 2 as to a Fund requires a “1940 Act Majority” – that is, the vote of (1) 67% or more of the voting securities entitled to vote on Proposal 2 that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on Proposal 2, whichever is less. Shareholders of each Fund will vote separately with respect to each applicable sub-proposal; therefore, the approval of a sub-proposal by one Fund is not contingent on, nor will have any effect on, the approval of a sub-proposal by any other Fund. Moreover, each Fund will vote separately with respect to each sub-proposal, and the approval of one sub-proposal is not contingent on the approval of another sub-item.

Proposals 3 and 4. Assuming the presence of a quorum for a Fund, approval of Proposals 3 and 4 each require the favorable vote of the holders of a majority of the outstanding shares of such Fund entitled to vote at the Meeting. Shareholders of each Fund will vote separately with respect to Proposals 3 and 4; therefore, the approval of a Proposal by one Fund is not contingent on the approval of the Proposal by any other Fund. The effectiveness of Proposal 4 is contingent on the approval of Proposal 3 (because a Fund cannot use a manager of managers strategy if it cannot employ sub-advisers).

Proposal 5. Shareholders of all Funds will vote collectively as a single class on Proposal 5. Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting and entitled to vote. This means that the eleven nominees for the Board of the Trust who receive the greatest number of votes will be elected as Board members.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers or employees or representatives of WRIMCO or one of its affiliates or by a proxy soliciting firm retained by the Funds. WRIMCO has retained D.F. King & Co., Inc. (“DF King”) as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor is estimated to be $1,600,000, including printing and mailing costs. Costs will vary depending on the number of solicitations made. The Funds’ officers, and those employees and representatives of WRIMCO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

Additional Information About the Meeting

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to the Meeting to vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Funds’ proxy solicitor, DF King, at [                    ].

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2017

The Proxy Statement and other proxy materials are available at [            ].

ADDITIONAL INFORMATION

Share and Class Information

As of the Record Date, each Fund offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by the Board (the “18f-3 Plan”). The 18f-3 Plan sets forth that shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.

Ownership of Shares

Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of [                    ], 2017, to the best of the knowledge of each Fund, the shareholders listed on Appendix E owned of record or beneficially 5% or more of any class of the outstanding voting shares of such Fund.

Service Providers

Adviser. Waddell & Reed Investment Management Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the investment adviser to the Funds. WRIMCO is a subsidiary of Waddell & Reed, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Underwriter. Waddell & Reed, Inc., 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the underwriter for the Funds.

Custodian. The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as the custodian for the Funds.

Shareholder Servicing Agent. WI Services Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the shareholder servicing agent for the Funds.

Accounting Services Agent. WI Services Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the accounting services agent for the Funds.

Shareholder Reports

Copies of the Trust’s Annual Report for the fiscal year ended September 30, 2016 previously have been mailed to shareholders. This Proxy Statement should be read in conjunction with that Annual Report. You can obtain copies of the Annual Report, without charge, by writing to the Trust or to Waddell & Reed, Inc. at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, or by calling 913-236-2000 or 1-888-WADDELL. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the Funds’ website at www.waddell.com.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, serves as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, Deloitte audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. Deloitte has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in any Fund. Representatives of Deloitte are not expected to be present at the Meeting.

Deloitte’s Fees and Services. For services rendered to the Trust for the last two fiscal years, Deloitte billed the Trust the following aggregate fees:

	Fees Billed by Deloitte for Services Rendered to the Trust for Fiscal Year End 2016	Fees Billed by Deloitte for Services Rendered to the Trust for Fiscal Year End 2015
Audit Fees(1)	$172,600	$158,000
Audit-Related Fees(2)	$8,666	$0
Tax Fees(3)	$28,000	$28,000
All Other Fees(4)	$2,827	$4,831

(1)

“Audit Fees” refer to the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” refer to the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s annual financial statements and are not reported under the line item “Audit Fees.”

(3)	“Tax Fees” refer to the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” refer to the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in footnotes (1) through (3).

Audit Committee Pre-Approval Policies and Procedures. The Trust’s Audit Committee considers all audit services to be provided by the Funds’ independent registered public accounting firm and pre-approves all such audit services.

Except as provided below, the Audit Committee’s prior approval is necessary for the engagement of the independent registered public accounting firm to provide any audit or non-audit services for a Fund or any non-audit services for WRIMCO or any entity controlling, controlled by or under common control with WRIMCO that provides ongoing services to the Funds (WRIMCO and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that qualify under the de minimis exception described in the Exchange Act, and applicable rules thereunder, that were not pre-approved by the Audit Committee must be approved by the Audit Committee prior to the completion of the audit. Pre-approval by the Audit Committee is not required for engagements entered into pursuant to (i) pre-approval policies and procedures established by the Audit Committee, or (ii) pre-approval granted by one or more members of the Audit Committee to whom, or by a subcommittee to which, the Audit Committee has delegated pre-approval authority, provided in either case that the Audit Committee is informed of each such service at its next regular meeting. Such policies and procedures are included as Appendix F to this Proxy Statement.

All fees billed by Deloitte applicable to non-audit services for the fiscal years ended 2016 and 2015 were pre-approved by the Audit Committee.

The following table details the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Trust and to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Trust	$32,831	$39,493
WRIMCO	$87,900	$102,450

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to Waddell & Reed, Inc. at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, or by calling 1-888-WADDELL.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund’s shareholders should send such proposals to the Secretary of the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Existing Declaration of Trust and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Existing Declaration of Trust and By-laws of the Trust.

Shareholders of a Fund who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

APPENDIX A

Funds Subject to the Proxy Statement

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Cash Management

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Global Growth Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

A-1

APPENDIX B

FORM OF DECLARATION OF TRUST AMENDMENT

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

of

WADDELL & REED ADVISORS FUNDS

a Delaware Statutory Trust

Principal Place of Business:

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

WADDELL & REED ADVISORS FUNDS

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of March [•], 2017 for the purpose of continuing the Trust as a Delaware statutory trust in accordance with the provisions hereinafter set forth.

WHEREAS, the Trust was formed under the Delaware Act under the name “Waddell & Reed Advisors Funds” upon the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware and the adoption of the Initial Declaration;

WHEREAS, the Trustees desire to amend and restate in its entirety the Initial Declaration and intend that this Declaration of Trust shall constitute the governing instrument of the Trust;

NOW, THEREFORE, the Trustees do hereby (i) declare that the Trustees will hold all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same as herein set forth and (ii) amend and restate the Initial Declaration in its entirety.

ARTICLE I

Name and Definitions

Section 1.1. Name. The name of the Trust is Waddell & Reed Advisors Funds and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class thereof and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon approval by the Trustees of such change or any document (including any Registration Statement) reflecting such change. Any name change of the Trust shall become effective upon the effectiveness of the filing of a certificate of amendment under the Delaware Act reflecting such change. Any such action shall have the status of an amendment to this Declaration of Trust. In the event of any name change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of such change, which notice will be deemed given if the changed name is reflected in any Registration Statement.

Section 1.2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “By-Laws” shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the “governing instrument” within the meaning of the Delaware Act;

(b) “Certificate of Trust” shall mean the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

(c) “Class” shall mean a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

(d) “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act;

(e) “Covered Person” shall have the meaning given it in Section 7.5 hereof;

(f) “Declaration of Trust” shall mean this Amended and Restated Agreement and Declaration of Trust, as further amended or restated from time to time;

(g) “Delaware Act” shall mean the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq.;

(h) “Exchange” shall have the meaning given it in Section 6.2(a) hereof;

(i) “General Assets” shall have the meaning given it in Section 3.6(a) hereof;

(j) “Initial Declaration” shall mean the Agreement and Declaration of Trust of the Trust made as of October 14, 2008;

(k) “Investment Manager” or “Manager” shall mean a party furnishing services to the Trust pursuant to any contract described in Section 4.7(a) hereof;

(l) “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder and interpretations thereunder, and any order or orders thereunder which may from time to time be applicable to the Trust. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees;

(m) “Person” shall mean and include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(n) “Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect, and shall include any prospectus or statement of additional information forming a part thereof;

(o) “Schedule A” shall have the meaning given it in Section 3.6 hereof;

(p) “Series” shall mean each series of Shares referenced in, or established under or in accordance with, the provisions of Article III;

(q) “Shareholder” shall mean a record owner of outstanding Shares;

(r) “Shares” shall mean the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(s) “Trust” shall mean the Delaware statutory trust established under the Delaware Act pursuant to the Initial Declaration and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware and continued pursuant to the terms of this Declaration of Trust;

(t) “Trust Property” shall mean any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

(u) “Trustees” or “Board of Trustees” shall mean the trustees in office on the date hereof and all other persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his, her or their capacities as trustee or trustees hereunder. Unless otherwise required by the context or specifically provided, any reference herein to the Trustees shall refer to the Trustee at any time that there is only one Trustee of the Trust.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Act, and in connection therewith the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

ARTICLE III

Shares

Section 3.1 Division of Beneficial Interest. The beneficial interest in the Trust shall be divided into Shares of one or more Series. Each Series may have no Classes, may consist of one Class or may be divided into two or more Classes. The number of Shares of each Series and Class thereof authorized hereunder is unlimited. Upon the establishment of any Series or Class thereof as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such Series or Class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof, (i) to divide the beneficial interest in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001), (ii) to issue Shares without limitation as to number (including fractional Shares and Shares held in the treasury), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to such Series or Class, (v) to classify or reclassify any Shares of any Series or Class thereof into Shares of one or more Series or Classes thereof (whether the Shares to be classified or reclassified are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of such Series or Class), (vi) to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses and (vii) to take such other action with respect to the Shares as the Trustees may deem desirable. Subject to the distinctions permitted among Classes of any Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of a Series shall represent an equal beneficial interest in the net assets of such Series, and each Shareholder of a Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires. The Trustees are authorized to cause the Trust to issue Shares in the Trust and, upon any such issuance, to the extent applicable, all references to Shares in this Declaration of Trust (including all provisions relating to the issuance of Shares) shall apply to Shares of the Trust and all references to Series in this Declaration of Trust shall apply to the Trust.

Notwithstanding any other provision of this Declaration of Trust, all Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. Shares held in the Trust’s treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.2 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series and Class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder. No Shareholder shall be entitled to receive payment of any distribution or to have notice given to such Shareholder of any meeting or other action in respect of the Trust or any Series or Class until such Shareholder has given its address and such other information as shall be required to such officer or agent of the Trust or such Series or Class as shall keep the record books of the Trust or such Series or Class for entry thereof.

Section 3.3 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer or similar agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer. Without limiting the generality of the foregoing, any person entitled to any Shares as a consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of such evidence thereof as the Trust or its transfer or similar agent may require, but until such transfer is recorded, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof, and neither the Trustees, any transfer or similar agent nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 3.4 Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees or their authorized agents from time to time may authorize in their sole discretion.

Section 3.5 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be bound by the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Neither the Trust nor the Trustees, nor any officer, employee nor agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Ownership of Shares shall not make the Shareholders third-party beneficiaries of any contract entered into by the Trust.

Section 3.6 Establishment of Series and Classes of Shares. Subject to the provisions of this Section 3.6, the Trust shall consist of the Series and Classes thereof indicated on Schedule A attached hereto (“Schedule A”), as such Schedule A may be amended from time to time. The Series and Classes indicated on Schedule A as of the date hereof have been established and are referred to as the “Existing Series and Classes.” The establishment of any Series or Class of Shares (other than the Existing Series and Classes) shall be effective upon the adoption by the Trustees of a resolution that sets forth the designation of, or otherwise identifies, such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the designation of, or otherwise identifies, such Series or Class including any Registration Statement, any amendment and/or restatement of this Declaration of Trust and/or Schedule A or as otherwise provided in such resolution. Upon the establishment of any Series or Class of Shares or the termination of any existing Series or Class of Shares, Schedule A shall be amended to reflect the addition or termination of such Series or Class and any officer of the Trust is hereby authorized to make such amendment; provided that the amendment of Schedule A shall not be a condition precedent to the establishment or termination of any Series or Class in accordance with this Declaration of Trust. The relative rights and preferences of each Series and each Class thereof (including the Existing Series and Classes) shall be as set forth herein and as set forth in any Registration Statement relating thereto, unless (with respect to any Series or Class thereof other than the Existing Series and Classes) otherwise provided in the resolution establishing such Series or Class. Any action that may be taken by the Trustees with respect to any Series or Class, including any addition, modification, division, combination, classification, reclassification, change of name or termination may be made in the same manner as the establishment of such Series or Class.

Unless otherwise provided in any Registration Statement relating thereto, Shares of the Existing Series and Classes and each additional Series or Class established pursuant to this Article III (unless otherwise provided in the resolution establishing such additional Series or Class), shall have the following relative rights and preferences:

(a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Held with Respect to a Particular Series. All liabilities of the Trust held with respect to a particular Series and all expenses, costs, charges and reserves attributable to that Series shall be charged against the assets held with respect to that Series. Any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series and, except as otherwise provided in this Declaration of Trust with respect to the allocation of General Assets, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this limitation on inter-Series liabilities shall be set forth in the Certificate of Trust or in an amendment thereto. To the extent required by Section 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities set forth in this Section 3.6, (i) separate and distinct records shall be maintained for each Series, (ii) the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series and/or (iii) the records maintained for each Series shall account for the assets held with respect to such Series separately from the assets of any other Series and from the General Assets of the Trust not allocated to such Series.

(c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including Article VI, no dividend or distribution, including any distribution paid in connection with termination of the Trust or of any Series or Class with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have the sole discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon all Shareholders for all purposes.

(d) Fractions. Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(e) Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class of Shares or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

(f) Combination of Series and Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class and in connection therewith to cause the Shareholders of each such Series or Class to become shareholders of such single Series or Class.

(g) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established, the Trustees may abolish that Series or Class and rescind the establishment thereof.

(h) Division of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to divide the assets and liabilities held with respect to any Series or Class into assets and liabilities held with respect to an additional one or more Series or Classes and in connection therewith to cause some or all of the Shareholders of such Series or Class to be admitted as Shareholders of such additional one or more Series or Classes.

Section 3.7 Constant Net Asset Value. If any Series or Class holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of such Series or Class by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series or Class at a constant dollar amount.

ARTICLE IV

The Board of Trustees

Section 4.1 Number, Election and Tenure. The number of Trustees shall be the Trustees in office on the date hereof until changed by the Trustees, and the Trustees may fix the number of Trustees from time to time; provided that the number of Trustees shall at all times be at least two (2). Each Trustee shall serve during the continued lifetime of the Trust until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed or is incapacitated as herein provided. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time. Any Trustee may resign at any time by an instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee may be removed by action of a majority of the Trustees with or without cause. Any Trustee may be removed with or without cause at any meeting of the Shareholders by a vote of at least two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the By-Laws.

Section 4.2 Effect of Death, Resignation, etc. of a Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust’s Investment Manager(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

Section 4.3 Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws providing for the regulation and management of the affairs of the Trust and may amend and repeal such By-Laws; enlarge or reduce their number and fill vacancies caused by enlargement of their number or by the death, declination to serve, resignation, retirement, removal or incapacity of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Board of

Trustees to the extent that the Trustees determine, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened to be brought before any court, administrative agency or other adjudicatory body; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer or similar agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters, or both, or otherwise, including pursuant to one or more distribution plans of any kind; set record dates for the determination of Shareholders with respect to various matters; establish a registered office and have a registered agent in the State of Delaware; and declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series. The Trustees have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Nothing in this Declaration of Trust shall be deemed to create any fiduciary duty or, except to the extent required by applicable law or expressly stated herein, any other legal duty or obligation (a) on the part of the Trustees or Trust officers to the Trust, the Shareholders, or any other Person or (b) on the part of the Trust to the Shareholders or any other Person. Unless otherwise expressly provided herein or required by federal law including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the Shareholders. Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, mortgage, hypothecate, lease, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in, or dispose of, any form of property, including foreign currencies and related instruments and contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including all types of bonds, debentures, stocks, warrants, time notes, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps, other financial contracts or derivative instruments and securities issued by an investment company registered under the 1940 Act or any series thereof, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b) To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including forward foreign currency exchange contracts;

(c) To sell, exchange or otherwise dispose of, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(f) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a Trustee or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(i) To engage in and to prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands, including claims for taxes, relating to the Trust or arising out of or relating to the Trustees’ service to the Trust, and out of the assets of the Trust to pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys’ fees) incurred in connection therewith, including those of litigation;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds or other property or otherwise obtain credit in the name of the Trust or Series exclusively for Trust (or such Series) purposes and in connection therewith issue notes or other evidence of indebtedness; and to mortgage, pledge or otherwise subject as security the Trust Property or any part thereof to secure any or all of such indebtedness, including the lending of portfolio securities;

(l) To endorse or guarantee the payment, or undertake the performance, of any notes or other contracts, engagements or obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

(m) To purchase and pay for entirely out of Trust Property, or the assets belonging to any appropriate Series, such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or Managers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser or Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(n) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o) To operate as and carry out the business of an investment company registered under the 1940 Act, and exercise all the powers necessary or appropriate to the conduct of such operations;

(p) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(q) To establish separate and distinct Series with separately defined investment objectives and policies, distinct investment purposes and separate Shares representing beneficial interests in such Series, and to establish separate Classes of such Series, all in accordance with the provisions of Article III;

(r) To interpret the investment policies, practices or limitations of the Trust or any Series or Class;

(s) To the fullest extent permitted by Section 3804 of the Delaware Act, to allocate assets and liabilities of the Trust to a particular Series, and liabilities to a particular Class, or to apportion the same between or among two (2) or more Series or Classes, as provided for in Article III;

(t) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

(u) To declare and make distributions of income and capital gains to Shareholders;

(v) To provide for separate classes, groups or series of Trustees with respect to any Series or Class thereof or any Trust Property having such relative rights, powers and duties as the Trustees may determine;

(w) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, transfer, dispose of and otherwise deal in Shares pursuant to applicable federal law; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles III and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of any particular Series with respect to which such Shares are issued;

(x) To enter into contracts of any kind and description and carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers; and

(y) Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4.4 Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or Manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may, in their sole discretion, deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Section 3.6 hereof.

Section 4.5 Small Accounts. The Trustees or their authorized agents may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Series or Class (whether of the same or a different Series), or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees or their authorized agents, in each case upon such terms as shall be established by the Trustees or their authorized agents.

Section 4.6 Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine with the same effect as if such property were held in the name of the Trust. No creditor of any Trustee shall have any right to obtain possession, or otherwise exercise legal or equitable remedies with respect to, any Trust Property with respect to any claim against, or obligation of, such Trustee in its individual capacity and not related to the Trust or any Series or Class of the Trust. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, retirement, removal, declination to serve, incapacity, or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 4.7 Service Contracts.

(a) Subject to such requirements and restrictions as may be set forth under federal law, including the requirements of Section 15 of the 1940 Act, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series (or Class thereof) with any Person; and any such contract may contain such other terms as the Trustees may determine, including authority for the Investment Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments, or such other activities as may specifically be delegated to such party.

(b) The Trustees may also, at any time and from time to time, contract with any Person, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under federal law, including the requirements of Section 15 of the 1940 Act; and any such contract may contain such other terms as the Trustees may determine.

(c) The Trustees are also empowered, at any time and from time to time, to contract with any Person, appointing it or them the custodian, transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth under federal law and in the By-Laws and any such contract may contain such other terms as the Trustees may determine.

(d) Subject to applicable federal law, including the 1940 Act, the Trustees are further empowered, at any time and from time to time, to contract with any Person to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(e) The fact that:

(i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any Person, or for any parent or affiliate of any Person with which an advisory, management or administration contract, or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any Person with which an advisory, management or administration contract or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other service contract with one or more other Persons, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

(f) The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Section 4.8 shall in no way be deemed to limit the power and authority of the Trustees as otherwise set forth in this Declaration of Trust to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

(g) Any Shareholder, Trustee or officer of the Trust may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with the Trust and, subject to applicable law, has the same rights and obligations with respect to any such matter as a Person who is not a Shareholder, Trustee or officer of the Trust.

Section 4.8 Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares.

Section 4.9 Determinations by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this Declaration of Trust, including the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust or any Series or Class thereof; the amount of the net income of the Trust or any Series or Class thereof from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by any Series or Class thereof; the number of Shares of any Series or Class thereof issued or issuable; and the net asset value per Share.

Section 4.10 Delegation by Trustees. Subject only to any limitations required by federal law including the 1940 Act, the Trustees may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Trust, to any committee of the Trustees, any committee composed of Trustees and other persons and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, Manager, investment advisor or sub-advisor, Principal Underwriter or other service provider, provided that such delegation of power or authority by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such person, officer, agent, employee, custodian, transfer or shareholder servicing agent, Manager, Principal Underwriter or other service provider to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration of Trust to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration of Trust to the authorized agents of the Trustees or any other Person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Declaration of Trust, shall not limit the authority of the Trustees to delegate any other power or authority under this Declaration of Trust to any Person, subject only to any limitations under federal law including the 1940 Act.

ARTICLE V

Shareholders’ Voting Powers and Meetings

The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

ARTICLE VI

Net Asset Value, Distributions and Redemptions

Section 6.1 Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable federal law including the 1940 Act and Section 3.6 hereof, the Trustees, in their sole discretion, may prescribe (and delegate to any officer of the Trust or any other Person or Persons the right and obligation to prescribe) such bases and time (including any methodology or plan) for determining the per Share or net asset value of the Shares of the Trust or any Series or Class or net income attributable to the Shares of the Trust or any Series or Class, or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class and the method of determining the Shareholders to whom dividends and distributions are payable, as they may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to applicable federal law including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other Person or Persons to whom such authority has been delegated by the Trustees) and may be different among Shareholders including differences among Shareholders of the same Series or Class.

Section 6.2 Redemptions and Repurchases.

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or by such Person or Persons to whom such determination has been delegated), in accordance with any applicable provisions of this Declaration of Trust and applicable law, less any fees imposed on such redemption. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 6.2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any fees imposed on such redemption.

(b) Subject to applicable federal law including the 1940 Act, the redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Series for which the Shares are being redeemed, and the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(c) The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series or Class), (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the management of the Trust or any Series or Class or not to be in the best interests of the remaining Shareholders of any Series or Class or (iv) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

(d) The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

(e) Subject to applicable federal law including the 1940 Act, and except as otherwise determined by the Trustees, upon redemption, Shares shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Shares were entitled to vote had been set on a date prior to the date on which such Shares were redeemed. In making a determination as to whether redeemed Shares shall be deemed outstanding and carry any voting rights with respect to any matter on which such Shares were entitled to vote prior to redemption, subject to applicable federal law including the 1940 Act, the Trustees may, among other things, determine that Shares redeemed either before or after a date specified by the Trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and carried any voting rights.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 7.1 Compensation. Any Trustee, whether or not he or she is a salaried officer or employee of the Trust, may be compensated for his or her services as Trustee or as a member of a committee of Trustees or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 7.2 Limitation of Liability. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 7.3 Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise in good faith by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such nor any surety if a bond is obtained.

Section 7.4 Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Section 7.5 Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes thereof) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 7.6 Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII.

Section 7.7 Indemnification Of Shareholders. If any Shareholder or former Shareholder of any Series is held personally liable for the debts, obligations or liabilities of such Series solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets held with respect to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the assets held with respect to the Series.

ARTICLE VIII

Miscellaneous

Section 8.1 Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 8.2 Termination of the Trust or Any Series or Class.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Series of Shares may be dissolved at any time by the Trustees (without Shareholder approval). Any Class of any Series of Shares may be terminated at any time by the Trustees (without Shareholder approval). Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class thereof.

(b) In accordance with Section 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series involved, ratably according to the number of Shares of such Series held by the several Shareholders of such Series on the date of distribution. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 8.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.2(c) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series and in connection with the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c) Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

(d) The Trustees shall provide written notice to affected Shareholders of any transaction described in this Section 8.2.

Section 8.3 Reorganization and Master/Feeder.

(a) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and that may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 8.3 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause the Trust or any Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause the Trust or such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

(d) The Trustees shall provide written notice to affected Shareholders of any transaction described in this Section 8.3.

Section 8.4 Amendments. This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. Any officer of the Trust is authorized from time to time to restate this Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms hereof. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of this Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Section 8.5 Filing of Copies, References, Headings, Rules of Construction. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein”, “hereof” and “hereunder”, shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-Laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. To the extent permitted by the 1940 Act, (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees. The terms “include”, “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation”. Any reference to any statute, law, code, rule or regulation shall be deemed to refer to such statute, law, code, rule or regulation as amended or restated from time to time and any successor thereto.

Section 8.6 Applicable Law.

(a) The Trust was created and is continued under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust was created as and shall continue to be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding the first sentence of Section 8.6(a), there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Section 8.7 Provisions in Conflict with Law or Regulations.

(a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, the Delaware Act or with other applicable federal laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 8.8 Statutory Trust Only. It is the intention of the Trustees that the Trust continue as a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to have created a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 8.9 Inspection of Records and Reports. Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law.

Section 8.10 Jurisdiction and Waiver of Jury Trial. In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Agreement and Declaration of Trust of Waddell & Reed Advisors Funds to be executed as of the date first written above.

Schedule A

WADDELL & REED ADVISORS FUNDS

SERIES AND CLASSES

Series	Classes

APPENDIX C

FORM OF INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT, effective as of [                     ], 2017 by and between Waddell & Reed Advisors Funds (the “Trust”) and Waddell & Reed Investment Management Company (“WRIMCO”, with respect to each series of the Trust listed in Appendix A (each, a “Fund” and collectively, the “Funds”).

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I.	In General

WRIMCO agrees to act as investment adviser to each Fund with respect to the investment of its assets and in general to supervise the investments of each Fund, subject at all times to the direction and control of the Board of Trustees of the Trust, all as more fully set forth herein.

II.	Duties of WRIMCO with respect to investment of assets of the Trust

A.

WRIMCO shall regularly provide investment advice to each Fund and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolios of each Fund; and in furtherance thereof, WRIMCO shall as to each Fund:

1.

obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or one or more of the portfolios of the Fund, and whether concerning the individual companies whose securities are included in the Funds’ portfolios or the industries in which they engage, or with respect to securities which WRIMCO considers desirable for inclusion in the Funds’ portfolio;

2.	furnish continuously an investment program for the Fund;

3.	determine what securities shall be purchased or sold by the Fund; and

4.

take, on behalf of the Fund, all actions which appear to WRIMCO necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sell orders.

B.

Subject to the provisions of this Agreement and the requirements of the Investment Company Act of 1940 (and any rules or regulations in force thereunder) (the “1940 Act”), WRIMCO is authorized to appoint one or more qualified investment sub-advisers (each, a “Sub-adviser”) to provide the Funds with certain services required by this Agreement. Each Sub-adviser shall have such investment discretion and shall make all determinations with respect to the investment of the Funds’ assets as shall be assigned to that Sub-adviser by WRIMCO and the purchase and sale of portfolio securities and other financial instruments with respect to those assets.

Subject	to the supervision and direction of the Board of Trustees of the Trust, WRIMCO shall:

1.	have overall supervisory responsibility for the general management and investment of the Funds’ assets;

2.	determine the allocation and reallocation of assets among the Sub-advisers, if any; and

3.	have full investment discretion to make all determinations with respect to the investment of Funds’ assets not otherwise assigned to a Sub-adviser.

WRIMCO shall research and evaluate each Sub-adviser, if any, including: performing initial due diligence on prospective Sub-advisers and monitoring each Sub-adviser’s ongoing performance; communicating performance expectations and evaluations to each Sub-adviser; and recommending to the Board of Trustees of the Trust whether a Sub-adviser’s contract should be renewed, modified or terminated. When appropriate, WRIMCO shall also recommend to the Board of Trustees of the Trust changes or additions to the Sub-advisers.

C.

WRIMCO shall make appropriate and regular reports to the Board of Trustees of the Trust on the actions it takes pursuant to Section II.A. or B. above. Any investment programs furnished by WRIMCO under this section, or any supervisory function taken hereunder by WRIMCO, shall at all times conform to and be in accordance with any requirements imposed by:

1.	the provisions of the 1940 Act and any rules or regulations in force thereunder;

2.	any other applicable provision of law;

3.	the provisions of the Trust Instrument of the Trust as amended from time to time;

4.	the provisions of the By-laws of the Trust, as amended from time to time; and

5.	the terms of the registration statements of the Trust, as amended from time to time, under the Securities Act of 1933 and the 1940 Act.

D.

Any investment programs furnished by WRIMCO under this section or any supervisory functions taken hereunder by WRIMCO shall at all times be subject to any directions of the Board of Trustees of the Trust, its Executive Committee, or any committee or officer of the Trust acting pursuant to authority given by the Board of Trustees.

III.	Allocation of Expenses

The expenses of the Trust and the expenses of WRIMCO in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by WRIMCO as set forth in subparagraph “A” hereof, and (ii) those expenses which will be paid in full by the Funds, as set forth in subparagraph “B” hereof.

A.

With respect to the duties of WRIMCO under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in Section IV hereinafter, for (a) the salaries and employment benefits of all employees of WRIMCO who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions. WRIMCO shall compensate each of the Funds’ Sub-advisers, if any. In addition, WRIMCO shall pay the fees and expenses of all trustees of the Trust who are employees of WRIMCO or an affiliated corporation and the salaries and employment benefits of all officers of the Trust who are affiliated persons of WRIMCO.

B.

The Funds shall pay in full for all of their respective expenses which are not listed above (other than those assumed by WRIMCO or its affiliates in their respective capacities as principal underwriter of the shares of each of the Funds, as Shareholder Servicing Agent or as Accounting Services Agent for the Funds), including (a) the costs of preparing and printing prospectuses and reports to shareholders of the Funds, including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of the Funds (unless the Trust and WRIMCO shall otherwise agree); (c) interest, taxes, brokerage commissions and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of WRIMCO or an affiliated company; (e) fees and expenses of its trustees not affiliated with WRIMCO or its affiliates; (f) custodian fees and expenses; (g) fees payable by the Trust and/or the Funds under the Securities Act of 1933, the 1940 Act, and the securities or “Blue-Sky” laws of any jurisdiction; (h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Trust and/or the Funds, and any indemnification by the Trust of its officers, trustees, employees and agents with respect thereto; (j) the costs and expenses provided for in any Shareholder Servicing Agreement or Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this Section III. In the event that any of the foregoing shall, in the first instance, be paid by WRIMCO, the Funds shall pay the same to WRIMCO on presentation of a statement with respect thereto.

C.

WRIMCO or an affiliate of WRIMCO, may also act as (i) transfer agent or shareholder servicing agent of each Fund of the Trust and/or as (ii) accounting services agent of each Fund of the Trust if at the time in question there is a separate agreement, “Shareholder Servicing Agreement” and/or “Accounting Services Agreement,” covering such functions between the Trust and WRIMCO, or such affiliate.

IV.	Brokerage

A.

WRIMCO may select brokers to effect the portfolio transactions of each Fund on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions. For this purpose, “best execution” means prompt and reliable execution at the most favorable price obtainable. Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services. WRIMCO shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

B.

Subject to the foregoing, WRIMCO shall have discretion, in the interest of the Funds, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for the Funds and/or other accounts for which WRIMCO exercises “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934); and in connection with such transactions, to pay commissions in excess of the amount another adequately qualified broker would have charged if WRIMCO determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of WRIMCO with respect to the accounts for which it exercises investment discretion. In reaching such determination, WRIMCO will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that WRIMCO shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by the Funds over a representative period selected by the Trust’s Board of Trustees were reasonable in relation to the benefits to the Funds.

V.	Compensation of WRIMCO

As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, each Fund will pay to WRIMCO for each day the fees specified in Appendix B hereto.

The amounts payable to WRIMCO shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Trust Instrument; and shall be paid in arrears whenever requested by WRIMCO. In computing the value of the net assets of each Fund, there shall be excluded the amount owed to the Fund with respect to shares which have been sold but not yet paid to the Fund by Waddell & Reed, Inc.

Notwithstanding the foregoing, if the laws, regulations or policies of any state in which shares of the Funds are qualified for sale limit the operation and management expenses of the Funds, WRIMCO will refund to the Funds the amount by which such expenses exceed the lowest of such state limitations.

VI.	Undertakings of WRIMCO; Liabilities

WRIMCO shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

WRIMCO shall at all times be guided by and be subject to each Fund’s investment policies, the provisions of the Trust Instrument and By-laws of the Trust as each shall from time to time be amended, and to the decision and determination of the Trust’s Board of Trustees.

This Agreement shall be performed in accordance with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to WRIMCO, as an investment adviser and affiliated person of the Trust, WRIMCO shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of WRIMCO, it shall not be subject to liability to the Trust, the Funds or any shareholder of the Funds (direct or beneficial) for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

VII.	Duration of this Agreement

This Agreement shall become effective at the start of business on the date hereof and shall continue in effect as to a Fund, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

VIII.	Termination

This Agreement may be terminated as to a Fund by WRIMCO at any time without penalty upon giving the Trust one hundred twenty (120) days’ written notice (which notice may be waived by the Trust) and may be terminated as to a Fund by the Trust at any time without penalty upon giving WRIMCO sixty (60) days’ written notice (which notice may be waived by WRIMCO), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Fund. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.

WADDELL & REED ADVISORS FUNDS

By:
Wendy J. Hills
Vice President

ATTEST:

By:
Philip A. Shipp
Assistant Secretary

WADDELL & REED INVESTMENT
MANAGEMENT COMPANY

By:
Philip J. Sanders
President

ATTEST:

By:
Wendy J. Hills
Secretary

APPENDIX A

TO INVESTMENT MANAGEMENT AGREEMENT

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Cash Management

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Global Growth Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Municipal High Income Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

APPENDIX B

TO INVESTMENT MANAGEMENT AGREEMENT

WADDELL & REED ADVISORS FUNDS

FEE SCHEDULE

A cash fee computed each day on net asset value for each Fund at the annual rates listed below:

Advisors Accumulative Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Advisors Asset Strategy Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Advisors Bond Fund
Net Assets	Fee
Up to $1 billion	0.475% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Advisors Cash Management
Net Assets	Fee

0.40% of net assets

Advisors Continental Income Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Advisors Core Investment Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion	0.50% of net assets

Advisors Dividend Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Advisors Energy Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Advisors Global Bond Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over 1.5 billion	0.50% of net assets

Advisors Global Growth Fund (name change effective January 1, 2015)
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Advisors Government Securities Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets

Advisors High Income Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Advisors Municipal Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over 1.5 billion	0.40% of net assets

Advisors Municipal High Income Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over 1.5 billion	0.40% of net assets

Advisors New Concepts Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Advisors Science and Technology Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Advisors Small Cap Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Advisors Tax-Managed Equity Fund
Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion	0.50% of net assets

Advisors Value Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Advisors Vanguard Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

*	If the Fund’s net assets are less than $25 million, Waddell & Reed Investment Management Company has agreed to waive the management fee, subject to its right to change or modify this waiver.

APPENDIX D

GOVERNANCE COMMITTEE CHARTER

InvestEd Portfolios

Ivy Funds

Ivy High Income Opportunities Fund

Ivy NextShares

Ivy Variable Insurance Portfolios

Waddell & Reed Advisors Funds

I.	PURPOSE

The Governance Committee (the “Committee”) is a committee of the Boards of Trustees (collectively, the “Board”) of InvestEd Portfolios, Ivy Funds, Ivy High Income Opportunities Fund, Ivy NextShares, Ivy Variable Insurance Portfolios and Waddell & Reed Advisors Funds (each a “Trust” and collectively, the “Trusts”).

The purpose of the Committee is to assist the Board or, as applicable, the Board members who are not “interested persons” of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), with respect to:

1.	Identifying and recommending for nomination candidates to serve as Independent Trustees.

2.	Reviewing periodically the workload and composition of the Board and, as the Committee deems appropriate, making recommendations to the Board regarding the size and composition of the Board.

4.	Reviewing annually and making recommendations to the Board regarding Independent Trustee compensation and related matters.

5.	Overseeing the implementation of the Trusts’ governance practices and policies.

6.

Overseeing the Trusts’ program for compliance under Rule 38a-1 under the 1940 Act and the Trusts’ implementation and enforcement of compliance policies and procedures thereunder (the “Compliance Program”).

7.	Overseeing the Trusts’ Chief Compliance Officer (the “CCO”).

8.	Monitoring and oversight of counsel.

9.

Receiving reports from the respective Code of Ethics Oversight Committees and the Internal Compliance Controls Committees of Waddell & Reed, Inc. (“WRI”), Waddell & Reed Investment Management Company (“WRIMCO”) and Waddell & Reed Services Company (“WRSCO”) made by such Committees pursuant to the settlement entered into by WRI, WRIMCO and WRSCO with the U.S. Securities and Exchange Commission.

II.	COMMITTEE MEMBERSHIP

1.	Composition. The Committee shall be composed of three or more Independent Trustees.

2.	Compensation. The Board shall determine the compensation of Committee members, including the Chairman of the Committee (the “Chairman”).

3.

Selection and Removal. The Board shall appoint members of the Committee, including the Chairman, for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chairman can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairman for any reason at any time.

III.	MEETINGS

1.

Meetings. The Committee shall meet at least twice annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman or by a majority of the Committee members upon reasonable notice to the other members of the Committee. Meetings shall be chaired by the Chairman or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously, and the Committee may act by written consent, to the extent permitted by law and by the Bylaws of the Trusts. The presence in person or by telephone of a majority of the Committee members shall constitute a quorum for the transaction of business. If a quorum is not present, the member(s) of the Committee who is/are present may select any other members of the Board to serve on the Committee for such meeting in the place of any absent member. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. The Committee may consult with management and representatives of the servicing agents as the Committee deems appropriate and to ask such persons to attend meetings and provide pertinent information as necessary.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to the Board for its review.

IV.	RESPONSIBILITIES AND DUTIES

1.	Candidate Identification and Recommendation.

a.

The Committee shall identify and recommend to the Board candidates for selection and nomination as an Independent Trustee. The Committee shall consider recommendations for potential candidates from any source it deems appropriate.

b.

The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Trust’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates’ qualifications for Board membership, the Committee may consider the specific experience, education, qualifications and other skills in light of the Trusts’ business and structure, diversity and such other factors as the Committee may consider relevant.

c.

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are well qualified to serve and protect the interests of each Trust’s shareholders and to promote the effective operation of the Board.

A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain characteristics, such as a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

4.

Consideration of Submissions by Shareholders of Potential Nominees. The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust. Shareholders can submit recommendations in writing to the attention of the Chairman at an address to be maintained by Trust management for this purpose.

5.

Board Composition. The Committee shall periodically review the workload and composition of the Board to determine whether it may be appropriate to recommend that the Board increase or reduce the number of positions on the Board.

6.

Independent Chairman. The Committee shall nominate candidates to serve as Independent Chairman of the Board (the “Independent Chairman”). The Committee may consider all factors it may determine to be appropriate to fulfilling the role of the Independent Chairman.

7.

Board Compensation. The Committee shall annually review the compensation paid to Independent Trustees, including the appropriateness and amount of any special compensation for specific positions or services, such as service on Board committees, as a Chairman or the Independent Chairman, and shall recommend any proposed changes in compensation paid to the Independent Trustees. The Committee shall periodically review and recommend to the Independent Trustees whether to amend policies relating to Independent Trustees’ investments in the Trusts, retirement age, Trustee Emeritus and deferred fee agreements.

8.	Oversight of the Compliance Program and the CCO.

a.	Oversight of Compliance Program.

i.

To the extent the Committee deems necessary or appropriate, the Committee shall review and evaluate the CCO’s written reports to the Board, and shall also review any periodic compliance report that the chief compliance officer (or his or her designee) of a service provider to the Trusts has prepared for the Board or the Committee.

ii.

The Committee may request from time to time such other reports from the CCO and the Service Providers as the Committee deems necessary or appropriate to fulfilling its responsibilities, including reports regarding the planning, scope and staffing of the CCO’s ongoing oversight and annual review of the adequacy of the Trusts’ and Service Providers’ Compliance Programs and the effectiveness of their implementation.

b.	Oversight of CCO.

i.	The Committee shall assist the Board in the selection, appointment, review and retention and termination of the Trusts’ CCO.

ii.	In connection with the selection of a new CCO, the Committee shall review and evaluate the qualifications of each candidate for appointment as the Trusts’ CCO.

iii.

The Committee shall review and evaluate the CCO’s performance, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trusts’ Compliance Program and the CCO’s overall performance, including the CCO reporting any material compliance matters to the Independent Chairman of the Board or directly to the Board.

iv.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO.

9.

Monitoring Counsel. The Committee shall monitor the performance of legal counsel employed by the Trusts, and by the Independent Trustees, and shall be responsible for the supervision of counsel to the Independent Trustees.

10.	Other Duties.

a.

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this charter annually and recommend to the Board any necessary or appropriate changes thereto.

b.	The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to its functions and other matters as the Committee deems necessary and appropriate

c.	The Committee shall, from time to time, recommend to the Board policies concerning Board governance matters, as requested by the Independent Chairman or the Board.

d.

The Committee shall coordinate with counsel for the Trusts and the Independent Trustees to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and, as applicable, the various committees of the Board.

e.

The Committee shall review, as it deems necessary or appropriate, the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

f.

The Committee shall address such other matters as the Board may from time to time refer to the Committee. The Committee shall also authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. In that regard, the Committee shall be empowered to use assets of the Trusts to retain independent counsel, consultants or other professionals to assist in the conduct of any such investigation.

Adopted by:

InvestEd Portfolios

Ivy Funds

Ivy High Income Opportunities Fund

Ivy NextShares

Ivy Variable Insurance Portfolios

Waddell & Reed Advisors Funds

November     , 2016

APPENDIX E

5% Share Ownership as of [                     ]

E-1

APPENDIX F

[Audit Pre-Approval Policies]

F-1

FORM OF PROXY

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735

IMPORTANT: ELECTRONIC VOTING OPTIONS

AVAILABLE

Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-

screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

Vote by Live Telephone: Call 1-866-450-8587 to speak directly to a representative.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE SHAREHOLDERS MAY 15, 2017

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

The undersigned, having received Notice of the [                ], 2017 Special Meeting of Shareholders of each fund in Waddell & Reed Advisors Family of Funds (the “Funds”), and the related Proxy Statement, hereby appoints [        ] and [        ] as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on May 15, 2017 at [      ] Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

Dated: , 2017

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

Signature(s) of Shareholder(s) (Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL AND “FOR ALL”

NOMINEES TO THE BOARD.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL

AND EACH NOMINEE TO THE BOARD.

		FOR	AGAINST	ABSTAIN
1.	To amend the Trust’s Amended and Restated Agreement and Declaration of Trust.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To update certain of the Funds’ fundamental investment restrictions:

	2A: To amend the fundamental investment restriction with respect to borrowing money and issuing senior securities.	☐	☐	☐

	2B: To amend the fundamental investment restriction with respect to underwriting.	☐	☐	☐

	2C: To amend the fundamental investment restriction with respect to lending.	☐	☐	☐

	2D: To amend the fundamental investment restriction with respect to real estate.	☐	☐	☐

	2E: To amend the fundamental investment restriction with respect to commodities.	☐	☐	☐

2F: To amend the fundamental investment restriction with respect to concentration of investments (All Funds EXCEPT Waddell & Reed

Advisors Energy Fund, Waddell & Reed Advisors Science and

Technology Fund and Waddell & Reed Advisors Cash Management).

		☐	☐	☐

	2G: To amend the fundamental investment restriction with respect to industry concentration (Waddell & Reed Advisors Energy Fund).	☐	☐	☐

	2H: To amend the fundamental investment restriction with respect to industry concentration (Waddell & Reed Advisors Energy Fund).	☐	☐	☐

	2I: To amend the fundamental investment restriction with respect to industry concentration (Waddell & Reed Advisors Cash Management).	☐	☐	☐

2J: To amend the fundamental investment restriction with respect to investment in municipal securities (Waddell & Reed Advisors Municipal

Bond Fund and Waddell & Reed Advisors Municipal High Income Fund).

		☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To amend the Trust’s Investment Management Agreement to permit the use of sub-advisers.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To approve a “manager of managers” structure for each Fund.	☐	☐	☐

		FOR ALL	WITH- HOLD FROM ALL	FOR ALL EXCEPT AS INDICATED
5.	To elect eleven trustees to the Board of Trustees of the Trust.*	☐	☐	☐

(01) Jarold W. Boettcher (02) James M. Concannon (03) John A. Dillingham	(04) James D. Gressett (05) Joseph Harroz, Jr. (06) Glendon E. Johnson, Jr.	(07) Frank J. Ross, Jr. (08) Michael G. Smith (09) Edward M. Tighe	(10) Henry J. Herrmann (11) Philip J. Sanders
* To withhold authority to vote for any individual Nominee(s), write in the box below the number(s) of the Nominee(s) above:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT

VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

AND

RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

WADDELL & REED ADVISORS

FAMILY OF FUNDS

FOUR WAYS TO VOTE YOUR PROXY

The accompanying proxy statement discusses important matters affecting Waddell & Reed Advisors Family of Funds. Please take time to read the proxy statement, then cast your vote. There are four easy ways to vote. Choose the method that’s most convenient for you.

1.	Vote on the Internet. Visit the website – www.proxyweb.com and enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts. Then follow the voting instructions that will appear.

2.	Vote by telephone. Call our dedicated voting number – [ ]. This is a toll free call and the voting site is open 24 hours a day, 7 days a week. Enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts and follow the voice prompts to record your vote.

3.	Vote by live telephone. Call our dedicated proxy voting toll-free number [ ] and speak directly to a representative. [This service is available Monday through Friday 9:30 a.m. to 9:00 p.m., Saturday 10:00 a.m. - 6:00 p.m. Eastern time.]

4.	Vote by mail. Simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. NOTE: Please do not return your proxy cards if you vote by phone or Internet.

Remember - your vote matters.

Please vote today!